UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Touchstone Funds Group Trust Touchstone Institutional Funds Trust Touchstone Investment Trust Touchstone Strategic Trust Touchstone Tax-Free Trust Touchstone Variable Series Trust
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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June 5, 2013

TOUCHSTONE FUNDS GROUP TRUST

TOUCHSTONE INSTITUTIONAL FUNDS TRUST

TOUCHSTONE INVESTMENT TRUST

TOUCHSTONE STRATEGIC TRUST

TOUCHSTONE TAX-FREE TRUST

TOUCHSTONE VARIABLE SERIES TRUST

303 Broadway, Suite 1100
Cincinnati, Ohio 45202

Dear Shareholder:

The proxy statement that accompanies this letter describes a proposal to elect six nominees to the Board of Trustees for each of the six Touchstone Trusts: Touchstone Funds Group Trust, Touchstone Institutional Funds Trust, Touchstone Investment Trust, Touchstone Strategic Trust, Touchstone Tax-Free Trust, and Touchstone Variable Series Trust at a joint special meeting of shareholders to be held on August 2, 2013. You are being asked to vote on the proposal. The Board of Trustees has approved the proposal and recommends that you vote FOR the proposal.

The proxy statement contains important details about each of the nominees and the Board of Trustees in general. I urge you to take the time to review it carefully. Your vote is important regardless of how many shares you own.  Please read the attached proxy statement carefully and cast your vote promptly using the enclosed card and postage-paid envelope, by phone using the toll-free number, or by the Internet.

We appreciate your business and the trust you have placed in us. We look forward to serving you for many years to come.

Sincerely,

Jill T. McGruder

President

Touchstone Trusts

TOUCHSTONE FUNDS GROUP TRUST

TOUCHSTONE INSTITUTIONAL FUNDS TRUST

TOUCHSTONE INVESTMENT TRUST

TOUCHSTONE STRATEGIC TRUST

TOUCHSTONE TAX-FREE TRUST

TOUCHSTONE VARIABLE SERIES TRUST

(collectively, the “Touchstone Trusts”)

303 Broadway, Suite 1100
Cincinnati, Ohio 45202

NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS

To Be Held on August 2, 2013

To the Shareholders of the Touchstone Trusts:

NOTICE IS HEREBY GIVEN THAT a Joint Special Meeting of Shareholders will be held at 303 Broadway, Suite 1100, Cincinnati, Ohio, 45202 on August 2, 2013 at 10:00 a.m. Eastern Time (the “Special Meeting”) for the Shareholders of Touchstone Funds Group Trust and Touchstone Institutional Funds Trust, each a Delaware statutory trust, and the Touchstone Investment Trust, Touchstone Strategic Trust, Touchstone Tax-Free Trust, and Touchstone Variable Series Trust, each a Massachusetts business trust, (collectively, the “Touchstone Trusts”).  The Special Meeting will be held at the offices of the Touchstone Trusts, for the following purposes:

1.              To elect six Trustees to the Board of Trustees for each of the Touchstone Trusts.

2.              To transact such other business that may properly come before the Special Meeting or any adjournments.

The Board of Trustees has fixed the close of business on May 24, 2013 as the record date for determination of shareholders entitled to notice of and to vote at the Special Meeting.

By order of the Board of Trustees

Jill T. McGruder
President
Touchstone Trusts

June 5, 2013

SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE SPECIAL MEETING ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.   SHAREHOLDERS MAY ALSO VOTE BY TELEPHONE OR VOTE THROUGH THE INTERNET.  INSTRUCTIONS FOR THE PROPER EXECUTION OF THE PROXY ARE SET FORTH IMMEDIATELY FOLLOWING THE ACCOMPANYING PROXY STATEMENT OR, WITH RESPECT TO TELEPHONE OR INTERNET VOTING, ON THE PROXY CARD.  IT IS IMPORTANT THAT YOU VOTE PROMPTLY.

TOUCHSTONE FUNDS GROUP TRUST

TOUCHSTONE INSTITUTIONAL FUNDS TRUST

TOUCHSTONE INVESTMENT TRUST

TOUCHSTONE STRATEGIC TRUST

TOUCHSTONE TAX-FREE TRUST

TOUCHSTONE VARIABLE SERIES TRUST

(each a “Trust”, and collectively, the “Touchstone Trusts” or “Trusts”)

303 Broadway, Suite 1100
Cincinnati, Ohio 45202

(800) 543-0407

JOINT SPECIAL MEETING OF SHAREHOLDERS
To be held on August 2, 2013

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of the Touchstone Trusts for use at a joint special meeting of shareholders to be held at 10:00 a.m. on August 2, 2013 and any adjournments (the “Special Meeting”). The Special Meeting will be held at the offices of the Trusts, 303 Broadway, Suite 1100, Cincinnati, Ohio 45202, for the purpose of electing six nominees to the Board of each Trust.

This Proxy Statement, the Notice of Joint Special Meeting of Shareholders and the proxy cards are first being mailed to shareholders on or about June 17, 2013.

This Proxy Statement is furnished to the shareholders of the following Touchstone Trusts and their respective funds (collectively, the “Funds”):

•                  The Touchstone Funds Group Trust (“TFGT”), which consists of the Touchstone Emerging Markets Equity Fund, the Touchstone Global Real Estate Fund, the Touchstone International Fixed income Fund, the Touchstone Merger Arbitrage Fund, the Touchstone Mid Cap Fund, the Touchstone Mid Cap Value Fund, the Touchstone Premium Yield Equity Fund, the Touchstone Sands Capital Select Growth Fund, the Touchstone Small Cap Core Fund, the Touchstone Small Cap Value Fund, the Touchstone Total Return Bond Fund, and the Touchstone Ultra Short Duration Fixed Income Fund (each a “TFGT Fund”, and collectively the “TFGT Funds”).

•                  The Touchstone Institutional Funds Trust (“TIFT”), which consists of the Touchstone Sands Capital Institutional Growth Fund.

•                  The Touchstone Investment Trust (“TINT”), which consists of the Touchstone Core Bond Fund, the Touchstone High Yield Fund, the Touchstone Institutional Money Market Fund, and the Touchstone Money Market Fund (each a “TINT Fund”, and collectively the “TINT Funds”).

•                  The Touchstone Strategic Trust (“TST”), which consists of the Touchstone Capital Growth Fund, the Touchstone Diversified Small Cap Growth Fund, the Touchstone Dynamic Equity Fund, the Touchstone Focused Fund, the Touchstone Growth Opportunities Fund, the Touchstone International Small Cap Fund, the Touchstone International Value Fund, the Touchstone Large Cap Growth Fund, the Touchstone Mid Cap Growth Fund, the Touchstone Mid Cap Value Opportunities Fund, the Touchstone Small Cap Growth Fund, the Touchstone Small Cap Value Opportunities Fund, the Touchstone Small Company Value Fund, the Touchstone Flexible Income Fund (formerly the Touchstone Strategic Income Fund), the Touchstone Value Fund, the Touchstone Balanced Allocation Fund, the Touchstone Conservative Allocation Fund, the Touchstone Growth

TSF-1861-1306

Allocation Fund, and the Touchstone Moderate Growth Allocation Fund (each a “TST Fund”, and collectively the “TST Funds”).

•                  The Touchstone Tax-Free Trust (“TTFT”), which consists of the Touchstone Ohio Tax-Free Bond Fund, the Touchstone Ohio Tax-Free Money Market Fund, and the Touchstone Tax-Free Money Market Fund (each a “TTFT Fund”, and collectively the “TTFT Funds”).

•                  The Touchstone Variable Series Trust (“TVST”), which consists of the Touchstone Baron Small Cap Growth Fund, the Touchstone Core Bond Fund, the Touchstone High Yield Fund, the Touchstone Large Cap Core Equity Fund, the Touchstone Mid Cap Growth Fund, the Touchstone Money Market Fund, the Touchstone Third Avenue Value Fund, the Touchstone Aggressive ETF Fund, the Touchstone Conservative ETF Fund, the Touchstone Enhanced ETF Fund, and the Touchstone Moderate ETF Fund (each a “TVST Fund”, and collectively the “TVST Funds”).

It is expected that the solicitation of proxies will be primarily by mail. Supplementary solicitations may be made by mail, telephone, facsimile, internet, or personal contact by representatives of the Touchstone Trusts. Broadridge Financial Solutions, Inc. has been engaged to assist in the distribution, tabulation, and solicitation of proxies. The anticipated cost of such services is approximately $700,000. All costs associated with the preparation, filing, and distribution of this Proxy Statement, the solicitation, and the meeting will be borne by the Funds of each Touchstone Trust, allocated based on the number of shareholder accounts in each Fund.

Any shareholder submitting a proxy has the power to revoke it by attending and voting in person at the Special Meeting, by mailing a notice of revocation to the Secretary at the principal office of the Touchstone Trusts prior to the Special Meeting, or by executing a superseding proxy by telephone or through the internet to the Touchstone Trusts prior to the Special Meeting. All properly executed proxies received before the Special Meeting will be voted as specified on the proxy.

A majority of the outstanding shares of each Trust must be present in person or by proxy to constitute a quorum for the transaction of business for each respective Trust. If the necessary quorum to transact business or the vote required to approve the proposal is not obtained at the Special Meeting, the persons named as proxies on the proxy card may propose one or more adjournments of the Special Meeting, in accordance with applicable law, to permit the further solicitation of proxies. Any such adjournment would require the affirmative vote of a majority of the shares voting on the adjournment. The persons named as proxies will vote those proxies which they are entitled to vote in favor of the proposal in favor of such adjournment, and will vote against any such adjournment those proxies that they have been instructed to vote against the proposal. Abstentions and “broker non-votes” are counted for purposes of determining whether a quorum is present but do not represent votes cast with respect to a proposal. “Broker non-votes” are shares held by a broker or nominee for which an executed proxy is received by the Touchstone Trusts, but are not voted as to one or more proposals because instructions have not been received from beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary power.

Important Notice Regarding the Availability of Proxy Materials
for the Shareholder Meeting To Be Held on August 2, 2013:

This Proxy Statement is available at www.touchstoneinvestments.com.  In addition, a copy of each Trust’s annual report and unaudited semi-annual report (for their respective year ends as listed below) is available free of charge on the Touchstone Trusts’ website, www.touchstoneinvestments.com or by calling 800-543-0407.

•                  TFGT fiscal year ended September 30, 2012;

•                  TIFT fiscal year ended December 31, 2012;

•                  TINT fiscal year ended September 30, 2012;

•                  TST fiscal years ended June 30, 2012, December 31, 2012, and March 31, 2013;

•                  TTFT fiscal year ended June 30, 2012; and

•                  TVST fiscal year ended December 31, 2012.

SUMMARY OF PROPOSALS

Shareholders of record of the Funds within the Touchstone Trusts, except TVST, at the close of business on May 24, 2013 (the “Record Date”) will be entitled to one vote per share of each full share of the Trusts, with proportionate voting for fractional shares.

Shareholders of record of the TVST Funds at the close of business on the Record Date will be entitled to one vote for each dollar of net asset value of such Fund and each fractional dollar amount shall be entitled to a proportionate fractional vote.

REQUIRED VOTE

APPROVAL OF PROPOSAL 1 REQUIRES THE AFFIRMATIVE VOTE OF A PLURALITY OF THE SHARES OF EACH TRUST VOTING IN PERSON OR BY PROXY AT THE SPECIAL MEETING. SHARES REPRESENTED BY PROXIES THAT REFLECT ABSTENTIONS OR BROKER NON-VOTES WILL BE COUNTED AS SHARES THAT ARE PRESENT AND ENTITLED TO VOTE ON THE MATTER FOR PURPOSES OF DETERMINING THE PRESENCE OF A QUORUM.

BOARD OF TRUSTEES RECOMMENDATION

ON MAY 23, 2013, THE BOARD OF TRUSTEES, INCLUDING A MAJORITY OF THE INDEPENDENT TRUSTEES (AS THAT TERM IS DEFINED BELOW), MET TO REVIEW PERTINENT INFORMATION ON THE NOMINEES FOR ELECTION TO THE BOARD OF TRUSTEES AND UNANIMOUSLY DETERMINED TO NOMINATE JILL T. MCGRUDER, PHILLIP R. COX, WILLIAM C. GALE, SUSAN J. HICKENLOOPER, KEVIN A. ROBIE, AND EDWARD J. VONDERBRINK (THE “NOMINEES”) TO SERVE ON THE BOARD, SUBJECT TO THE REQUIRED SHAREHOLDER APPROVAL. THE BOARD OF TRUSTEES OF THE TOUCHSTONE TRUSTS RECOMMENDS THAT EACH NOMINEE BE ELECTED TO SERVE AS A TRUSTEE UNTIL HE OR SHE CEASES TO BE A TRUSTEE.

PROPOSAL 1: ELECTION OF TRUSTEES

The vote of a plurality of each Trust’s shares represented at the Special Meeting is required for the election of Trustees. As Massachusetts business trusts and Delaware statutory trusts, the Touchstone Trusts are not required, and do not intend, to hold annual shareholder meetings for the purpose of electing Trustees.

Although the Touchstone Trusts will not normally hold annual meetings of its shareholders, they may hold shareholder meetings on important matters, and shareholders have certain rights to call a meeting to remove a Trustee or to take other action described in each Trust’s Declaration of Trust. Also, if at any time less than a majority of the Trustees holding office have been elected by the shareholders, the Trustees then in office will promptly call a shareholder meeting for the purpose of electing Trustees.

At the Special Meeting, six Nominees will be up for election to each Trust.  The ballot consists of four current Trustees—Mses. Jill T. McGruder and Susan J. Hickenlooper and Messrs. Phillip R. Cox and William C. Gale (collectively, the “Incumbent Nominees”)—and two nominees who do not currently serve on the Board—Messrs. Kevin A. Robie and Edward J. VonderBrink (collectively, the “New Nominees” and with the Incumbent Nominees, the “Nominees”).  If elected each Nominee shall serve until the age of 75 or until he or she resigns or is removed as a Trustee.  Each of the Nominees has consented to serve or continue to serve, as the case may be, as a trustee of the Trusts.

Messrs. H. Jerome Lerner and Donald C. Siekmann (the “Current Trustees”), who are both current trustees, will reach the mandatory retirement age of 75 in 2013.  Messrs. Lerner and Siekmann are not included on the ballot, but will remain trustees through December 31, 2013.

It is intended that the accompanying proxy card will be voted FOR the Nominees listed below unless such authority has been withheld in the proxy. The Incumbent Nominees are currently trustees and have served in that capacity for as many years as indicated below. The Governance Committee of each Trust has nominated Messrs. Robie and VonderBrink to serve as trustees of each Trust. Each of the Current Trustees and Incumbent Trustees oversees all of the Funds of each Trust.

Ms. McGruder is an “interested person” of the Trust within the meaning of Section 2(a) (19) of the Investment Company Act of 1940 (“Interested Trustee”) because she is a director of both Touchstone Advisors, Inc. (the “Advisor”), the Trusts’ investment adviser, and Touchstone Securities, Inc. (the “Distributor”), the Trusts’ principal underwriter, and because she is an officer of affiliates of the Advisor and the Distributor.

Except for Ms. McGruder, all of the Current Trustees, the Incumbent Nominees, and the New Nominees are not interested persons under Section 2(a) (19) of the Investment Company Act of 1940 (“Independent Trustees”).

GENERAL INFORMATION ON THE CURRENT TRUSTEES, NOMINEES,
AND OFFICERS OF THE TRUSTS

The following is a list of the Current Trustees and Nominees, the length of time served, principal occupations for the past five years, number of funds overseen in the Touchstone Fund Complex and other directorships held during the past five years.  All funds managed by the Advisor are part of the “Touchstone Fund Complex.”

Interested Trustee:

Name Address Year of Birth	Position Held with Trusts	Term of Office And Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen in the Touchstone Fund Complex(1)	Other Directorships Held During Past 5 Years
Jill T. McGruder c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, OH 45202 Year of Birth: 1955	Trustee and President	Until retirement at age 75 or until she resigns or is removed Trustee since 1999	President and CEO of IFS Financial Services, Inc. (a holding company) from 1999 to the present.	50

Director of LaRosa’s, Inc. (a restaurant chain) from 1999 to the present; IFS Financial Services, Inc. (a holding company) from 1999 to the present; Integrity and National Integrity Life Insurance Co. from 2005 to the present; Touchstone Securities (the Trust’s distributor) from 1999 to the present; Touchstone Advisors (the Trust’s investment advisor and administrator) from 1999 to the present; W&S Brokerage Services (a brokerage company) from 1999 to the present; and W&S Financial Group Distributors (a distribution company) from 1999 to the present.

(1) As of May 31, 2013, the Touchstone Fund Complex consists of 12 series of TFGT, 4 series of TINT, 1 series of TIFT, 19 series of TST, 3 series of TTFT, and 11 variable annuity series of TVST.

Independent Current Trustees/Independent Nominees:

Name Address Year of Birth	Position Held with Trusts	Term of Office And Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen in the Touchstone Fund Complex(1)	Other Directorships Held During Past 5 Years
Phillip R. Cox c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee	President and Chief Executive Officer of Cox Financial Corp. (a financial services company) from 1971 to the present.	50

Director of Cincinnati Bell (a communications company) from 1994 to the present; Bethesda Inc. (a hospital) from 2005 to the present; Timken Co. (a manufacturing company) from 2004 to the present; Diebold, Inc. (a technology solutions

Name Address Year of Birth	Position Held with Trusts	Term of Office And Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen in the Touchstone Fund Complex(1)	Other Directorships Held During Past 5 Years
Cincinnati, OH 45202 Year of Birth: 1947		since 1999			company) from 2004 to the present; and Duke Energy (energy holding company) from 1994 until 2008.

William C. Gale c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, OH 45202 Year of Birth: 1952	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 2013	Senior Vice President (from 2003 to the present) and Chief Financial Officer (from 1995 to the present) of Cintas Corporation (a business services company).	50	None.

Susan J. Hickenlooper, CFA c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, OH 45202 Year of Birth: 1946	Trustee	Until retirement at age 75 or until she resigns or is removed Trustee since 2009	Financial Analyst for Impact 100 (charitable organization) from 2012 to the present.	50

Trustee of Cincinnati

Parks Foundation (a charitable organization) from 2000 to the present; Episcopal Retirement Homes Foundation from 1998 to 2011 (a charitable organization); and Gateway Trust (a mutual fund) from 2006 to 2009.

H. Jerome Lerner c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, OH 45202	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 1989	None	50	Director of BASCO Shower Enclosures (a design and manufacturing company) from 2000 to the present; and Hebrew Union College — Jewish Institute of Religion from 1990 to the present.

Name Address Year of Birth	Position Held with Trusts	Term of Office And Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen in the Touchstone Fund Complex(1)	Other Directorships Held During Past 5 Years
Year of Birth: 1938

Kevin A. Robie c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, OH 45202 Year of Birth: 1956	New Nominee	Until retirement at age 75 or until he resigns or is removed	Vice President of Portfolio Management at Soin International LLC (a multinational holding company) from 2004 to the present.	50

Director of Buckeye EcoCare, Inc. (a lawn care company) from 2013 to the present; Trustee of Dayton Region New Market Fund, LLC (a private fund) from 2010 to the present; Trustee of the Entrepreneurs Center, Inc. (a small business incubator) from 2006 to the present; and Director of Interventional Imaging, Inc. (a medical device company) from 2004 to 2011.

Donald C. Siekmann c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, OH 45202 Year of Birth: 1938	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 2005	Executive for Duro Bag Manufacturing Co. (a bag manufacturer) from 2002 to 2008.	50	Trustee of Riverfront Mutual Funds from 1998 to 2008.

Edward J. VonderBrink c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, OH 45202	New Nominee	Until retirement at age 75 or until he resigns or is removed	Consultant, VonderBrink Consulting LLC from 2000 to the present.	50

Director of Streamline Health Solutions, Inc. (healthcare IT) from 2006 to the present; BASCO Shower Enclosures (a design and manufacturing company) from 2010 to present; Mercy Health Foundation from 2008 to the present; and Pelican Sound Golf and River Club from 2012 to present.

Name Address Year of Birth	Position Held with Trusts	Term of Office And Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen in the Touchstone Fund Complex(1)	Other Directorships Held During Past 5 Years
Year of Birth: 1944

(1) As of May 31, 2013, the Touchstone Fund Complex consists of 12 series of TFGT, 4 series of TINT, 1 series of TIFT, 19 series of TST, 3 series of TTFT, and 11 variable annuity series of TVST.

Principal Officers

The following is a list of the Officers of the Trusts, the length of time served, and principal occupations for the past five years.

Name Address Year of Birth	Position Held with Trust(3)	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Jill T. McGruder(1) Year of Birth: 1955	President and Trustee	Until resignation, removal or disqualification President since 2006	See biography above.

Steven M. Graziano(1) Year of Birth: 1954	Vice President	Until resignation, removal or disqualification Vice President since 2009	President of Touchstone Advisors, Inc.; Executive Vice President of Pioneer Investment Management, Head of Retail Distribution and Strategic Marketing 2007 — 2008.

Timothy D. Paulin(1) Year of Birth: 1963	Vice President	Until resignation, removal or disqualification Vice President since 2010	Senior Vice President of Investment Research and Product Management of Touchstone Advisors, Inc.; Director of Product Design of Klein Decisions, Inc. 2003 — 2010.

Michael R. Moser(1) Year of Birth: 1968	Chief Compliance Officer	Until resignation, removal or disqualification Chief Compliance Officer since September 2012	Vice President and Chief Compliance Officer of the Western & Southern Financial Group and Chief Compliance Officer of Touchstone Advisors.

Terrie A. Wiedenheft(1) Year of Birth: 1962	Controller and Treasurer	Until resignation, removal or disqualification Controller and Treasurer since 2006	Senior Vice President, Chief Financial Officer, Chief Operations Officer, of IFS Financial Services, Inc. (a holding company).

Elizabeth R. Freeman(2) Year of Birth: 1962	Secretary	Until resignation, removal or disqualification Secretary since 2011.	Managing Director and Senior Counsel of BNY Mellon Investment Servicing (US) Inc.

(1)    The address of Touchstone Advisors, Inc. is 303 Broadway, Suite 1100, Cincinnati, OH 45202.

(2)    The address of BNY Mellon Investment Servicing (US) Inc. is 4400 Computer Drive, Westborough, MA 01581.

(3)    Each officer also holds the same office with TFGT, TIFT, TINT, TST, TTFT, and TVST.

ADDITIONAL INFORMATION ABOUT THE CURRENT TRUSTEES AND NOMINEES

Current Trustee and Nominee Ownership in the Touchstone Funds

The following tables set forth information describing the dollar range of shares beneficially owned by each Current Trustee and Nominee in each Trust and in all Trusts in the aggregate in the Touchstone Funds as of January 31, 2013.

Name of Current Trustee or Nominee	Name of Fund	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Shares in the Touchstone Fund Complex(1)
Interested Trustee
	Touchstone Core Bond Fund, a TINT Fund	$50,001-$100,000
	Touchstone High Yield Fund, a TINT Fund	$50,001-$100,000
	Touchstone Money Market Fund, a TINT Fund	$1-$10,000
	Touchstone Large Cap Growth Fund, a TST Fund	$50,001-$100,000
	Touchstone Growth Opportunities Fund, a TST Fund	$10,001-$50,000
	Touchstone Mid-Cap Growth Fund, a TST Fund	$50,001-$100,000
Jill T. McGruder	Touchstone Diversified Small Cap Growth Fund, a TST Fund	$10,001-$50,000	Over $100,000
	Touchstone Mid Cap Value Fund, a TFGT Fund	$10,001-$50,000
	Touchstone Emerging Markets Fund, a TFGT Fund	$10,001-$50,000
	Touchstone Focused Equity Fund, a TFGT Fund(2)	$10,001-$50,000
	Touchstone Small Cap Core Fund, a TFGT Fund	$10,001-$50,000
Independent Trustees
Phillip R. Cox	Touchstone Mid Cap Growth Fund, a TST Fund	$1-$10,000	$1-$10,000
William C. Gale	N/A	None	None
	Touchstone Emerging Markets Equity Fund, a TFGT Fund	$50,001-$100,000
Susan J. Hickenlooper	Touchstone Focused Equity Fund, a TFGT Fund(2)	$10,001-$50,000	Over $100,000
	Touchstone Global Equity Fund, a TFGT Fund(3)	$10,001-$50,000

Name of Current Trustee or Nominee	Name of Fund	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Shares in the Touchstone Fund Complex(1)
	Touchstone Global Real Estate Fund, a TFGT Fund	$50,001-$100,000
	Touchstone Large Cap Relative Value Fund, a TFGT Fund(3)	$50,001-$100,000
	Touchstone Merger Arbitrage Fund, a TFGT Fund	$10,001-$50,000
	Touchstone Mid Cap Value Fund, a TFGT Fund	$50,001-$100,000
	Touchstone Market Neutral Equity Fund, a TFGT Fund(3)	$10,001-$50,000
	Touchstone Sands Capital Select Growth Fund, a TFGT Fund	$10,001-$50,000
	Touchstone Small Cap Core Fund, a TFGT Fund	$50,001-$100,000
H. Jerome Lerner	Touchstone Tax-Free Money Market Fund, a TTFT Fund	$1-$10,000	Over $100,000
	Touchstone Ohio Tax-Free Money Market Fund, a TTFT Fund	Over $100,000
Kevin A. Robie	N/A	None	None
Donald C. Siekmann	Touchstone Large Cap Growth Fund, a TST Fund	Over $100,000
	Touchstone Sands Capital Select Growth Fund, a TFGT Fund	Over $100,000	Over $100,000
Edward J. VonderBrink	N/A	None	None

(1)As of January 31, 2013, the Touchstone Fund Complex consisted of 17 series of TFGT, 4 series of TINT, 1 series of TIFT, 22 series of TST, 3 series of TTFT, and 11 variable annuity series of TVST.

(2) Touchstone Focused Equity Fund, a TFGT Fund, was merged into Touchstone Focused Fund, a TST Fund, on May 17, 2013.

(3) Touchstone Global Equity Fund, Touchstone Large Cap Relative Value Fund, and Touchstone Market Neutral Equity Fund, each a series of TFGT, were all liquidated on March 26, 2013.

Trustee Compensation

The following table shows the compensation paid to the Current Trustees and Incumbent Nominees by the Trusts and the aggregate compensation paid by the Touchstone Fund Complex during the year ended March 31, 2013.

	Aggregate Compensation(1)						Total Compensation From the Touchstone
Name	TFGT	TIFT*	TINT	TST	TTFT	TVST	Fund Complex(2)
Interested Trustee
Jill T. McGruder	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Independent Trustees

	Aggregate Compensation(1)						Total Compensation From the Touchstone
Name	TFGT	TIFT*	TINT	TST	TTFT	TVST	Fund Complex(2)
Phillip R. Cox	$32,411	$1,756	$7,023	$28,532	$5,267	$19,311	$94,300
Donald Siekmann	$30,461	$1,649	$6,595	$32,311	$4,946	$18,138	$94,100
Susan J. Hickenlooper	$27,310	$1,479	$5,916	$27,641	$4,437	$16,269	$83,052
H. Jerome Lerner	$27,310	$1,479	$5,916	$27,641	$4,437	$16,269	$83,052
William C. Gale(3)	N/A	N/A	N/A	N/A	N/A	N/A	N/A

(1) The Independent Trustees are eligible to participate in the Touchstone Trustee Deferred Compensation Plan, which allows them to defer payment of a specific amount of their Trustee compensation, subject to a minimum quarterly reduction of $1,000.  The total amount of deferred compensation accrued by the Independent Trustees from the Touchstone Fund Complex during the fiscal year ended March 31, 2013 was $5,000.00.

(2) As of March 31, 2013, the Touchstone Fund Complex consisted of 14 of TFGT, 1 series of TIFT, 4 series of TINT, 19 series of TST, 3 series of TTFT, and 11 variable annuity series of TVST.

(3) Mr. Gale became an Independent Trustee of the Board effective on May 22, 2013.

* Trustee Compensation associated with the TIFT Funds is paid by the Advisor not the Funds.

The following table shows the Trustees’ quarterly compensation schedule:

	Quarterly Retainer	Governance Committee	Audit Committee	Board Meeting Fees
Beginning 1/1/13	$11,000	$4,500	$4,500	$5,000
10/1/11-12/31/12	$9,500	$3,600	$3,388	$4,500

Lead Independent Trustee Fees
Beginning 1/1/13	$5,000
10/1/11-12/31/12	$3,000

Committee Chair Fees
Beginning 1/1/13	$1,000	$1,500	$1,500
10/1/11-12/31/12		$1,400	$2,137

2013 Telephonic Meeting Attendance Fee = $1,500

All fees are split equally among the Funds comprising the Touchstone Fund Complex

GENERAL INFORMATION REGARDING THE BOARD OF TRUSTEES

Each Trust is governed by a Board of Trustees (collectively, the “Board”), which is responsible for protecting the interests of the shareholders. The Board meets periodically throughout the year to oversee the Trusts’ activities, review performance, and review the actions of the Trusts’ Advisor, which is responsible for the Trusts’ day-to-day operations. Below is the number of meetings for each Trust as of its most recent fiscal year end.

•                  TFGT:  There were four regular meetings and no special meetings held during the fiscal year ended September 30, 2012.

•                  TIFT:  There were four regular meetings and no special meetings held during the fiscal year ended December 31, 2012.

•                  TINT:  There were four regular meetings and no special meetings held during the fiscal year ended September 30, 2012.

•                  TST:  There were four regular meetings and one special meeting held during the twelve months ended March 31, 2013.

•                  TTFT:  There were four regular meetings and no special meetings held during the fiscal year ended June 30, 2012.

•                  TVST: There were four regular meetings and no special meetings held during the fiscal year ended December 31, 2012.

Each Trustee attended at least 75% of the regularly scheduled board and committee meetings for each Trust during the fiscal year. Since Annual Shareholder Meetings are not required by open-end funds, there is no formal policy requiring Trustees attendance, but Trustee attendance is encouraged for all shareholder meetings.

Additional Information About the Current Trustees and Nominees

The Board believes that each Current Trustee’s and Nominee’s experience, qualifications, attributes, or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that the Trustees possess the requisite experience, qualifications, attributes, and skills to serve on the Board.  The Board believes that the Trustees’ ability to review critically, evaluate, question, and discuss information provided to them; to interact effectively with the Advisor, sub-advisors, other service providers, counsel, and independent auditors; and to exercise effective business judgment in the performance of their duties, support this conclusion.  The Board has also considered the contributions that each Current Trustee and Nominee can make to the Board and the Trusts.

In its periodic self-assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Trusts and their Funds.

In addition, the following specific experience, qualifications, attributes and skills apply as to each Current Trustee and Nominee:

Interested Trustee

•                  Ms. McGruder has experience as a chief executive officer of a financial services company and director of various other businesses, as well as executive and leadership roles within the Advisor and Distributor.

Independent Trustees (Current Trustees and Incumbent Nominees)

•                  Mr. Cox has experience as a chief executive officer of a financial services company and director of companies from varied industries;

•                  Mr. Gale has experience as a chief financial officer and internal auditor of various global companies.  He also has accounting experience as a manager at a major accounting firm.

•                  Ms. Hickenlooper is an executive of and has board experience at various businesses, foundations, and charitable organizations.

•                  Mr. Lerner has experience as an owner of a management consulting services company as well as executive experience at various businesses.

•                  Mr. Siekmann has accounting experience as a partner at a major accounting firm, director experience at another mutual fund complex, executive experience at various businesses, and a leadership role at a charitable organization.

New Nominees

•                  Mr. Robie has experience as a portfolio manager for a multi-national holding company providing strategic investment management and financial services to privately owned businesses.  Mr. Robie also has held directorships at various other businesses and not-for-profit organizations.

•                  Mr. VonderBrink has accounting experience as a partner at a major accounting firm.  He also has experience as a director of various businesses and not-for-profit organizations.

Please note that references to the qualifications, attributes, and skills of the Current Trustees and Nominees are pursuant to requirements of the SEC, do not constitute holding out the Board, any Current Trustee, or any Nominee as having any special expertise or experience, and shall not impose any greater responsibility on any such person or on the Board.

Board Structure

If elected, and following the retirements of Messrs. Lerner and Siekmann at the end of this year, the Board will be composed of five Independent Trustees and one Interested Trustee, Ms. McGruder, who is Chairperson of the Board.  The full Board has appointed Mr. Cox to serve as the Lead Independent Trustee.  Ms. McGruder oversees the day-to-day business affairs of the Trusts and communicates with Mr. Cox regularly on various issues affecting the Trusts, as appropriate.  Mr. Cox, among other things, chairs meetings of the Independent Trustees, serves as a spokesperson for the Independent Trustees, and serves as a liaison between the Independent Trustees and the Trusts’ management between Board meetings.  Except for any duties specified here, the designation of Lead Independent Trustee does not generally impose on such Independent Trustee any duties, obligations, or liability that is greater than the duties, obligations, or liability imposed on such person as a member of the Board.  The Independent Trustees are advised at these meetings, as well as at other times, by separate, independent legal counsel.

The Board holds four regular meetings each year to consider and address matters involving the Trusts and their Funds.  The Board also may hold special meetings to address matters arising between regular meetings.  The Independent Trustees also regularly meet outside the presence of management.  These meetings may take place in-person or by telephone.

The Board has established a committee structure that includes an Audit Committee and a Governance Committee (discussed in more detail below).  The Board conducts much of its work through these Committees.  Each Committee is comprised entirely of Independent Trustees, which ensures that the Funds have effective and independent governance and oversight.

The Board reviews its structure regularly and believes that its leadership structure, including having a super-majority of Independent Trustees, coupled with an Interested Chairperson and a Lead Independent Trustee, is appropriate and in the best interests of the Trusts because it allows the Board to exercise informed and independent judgment over matters under its purview, and it allocates areas of responsibility among Committees and the full Board in a manner that enhances effective oversight.  The Board believes that having an Interested Chairperson is appropriate and in the best interests of the Trusts given:  (1) the extensive oversight provided by the Trusts’ Advisor over the affiliated and unaffiliated sub-advisors that conduct the day-to-day management of the Funds of each Trust; (2) the extent to which the work of the Board is conducted through the standing Committees; (3) the extent to which the Independent Trustees meet regularly, together with independent legal counsel, in the absence of the Interested Chairperson; and (4) the Interested Chairperson’s additional roles as a director of the Advisor and the Distributor and senior executive of IFS Financial Services, Inc., the Advisor’s parent company, and of other affiliates of the Advisor, which enhance the Board’s understanding of the operations of the Advisor and the role of the Trusts and the Advisor within Western & Southern Financial Group, Inc.  The Board also believes that the role of the Lead Independent Trustee within the leadership structure is integral to promoting independent oversight of the Trusts’ operations and meaningful representation of the shareholders’ interests.  In addition, the Board believes its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from the Trusts’ management.

Standing Committees of the Board

The Board is responsible for overseeing the operations of the Trusts in accordance with the provisions of the 1940 Act and other applicable laws and each Trust’s Declaration of Trust.  The Board has established the following Committees to assist in its oversight functions.  Each Committee is composed entirely of Independent Trustees.

Both the Audit Committee and Governance Committee are governed by a charter that was approved by the Board.  A copy of the Governance Charter is attached as Appendix A.

Audit Committee.   All of the Independent Trustees are members of the Audit Committee.  The Audit Committee is responsible for overseeing each Trust’s accounting and financial reporting policies, practices and internal controls.  During the 12 months ended May 31, 2013, the Audit Committee held six meetings.

Governance Committee.  All of the Independent Trustees are members of the Governance Committee.  The Governance Committee is responsible for overseeing the Trust’s compliance program and compliance issues, procedures for valuing securities and responding to any pricing issues.  During the 12 months ended May 31, 2013, the Governance Committee held four meetings.

In addition, the Governance Committee is responsible for recommending candidates to serve on the Board.  The Governance Committee will consider shareholder recommendations for nomination to the Board only in the event that there is a vacancy on the Board.  Shareholders who wish to submit recommendations for nominations to the Board to fill the vacancy must submit their recommendations in writing to Ms. Susan J. Hickenlooper, Chair of the Governance Committee, c/o Touchstone, 303 Broadway, Suite 1100, Cincinnati, OH 45202.  Shareholders should include appropriate information on the background and qualifications of any person recommended to the Governance Committee (e.g., a resume), as well as the candidate’s contact information and a written consent from the candidate to serve if nominated and elected.  Shareholder recommendations for nominations to the Board will be accepted on an ongoing basis and such recommendations will be kept on file for consideration in the event of a future vacancy on the Board.

When a vacancy on the Board exists or is anticipated, and such vacancy is to be filled by an Independent Trustee, the Governance Committee identifies candidates by obtaining referrals from such sources as it may deem appropriate, which may include current Trustees, management of the Trusts, counsel and other advisors to the Trustees, and shareholders of a Fund who submit recommendations in accordance the procedures set forth above.  The Governance Committee gives any candidates recommended by shareholders the same consideration as any other candidate.

A candidate recommended as a nominee for Independent Trustee must not be an “interested person” of any Trust.  Otherwise, there are no specific qualifications for Board membership.  In evaluating a candidate for a position on the Board, including any candidate recommended by shareholders of a Trust, the Governance Committee may consider a variety of information about the candidate.  Among the factors that the Governance Committee generally considers are the following: (i) the candidate’s understanding of the mutual fund industry; (ii) the candidate’s leadership experience or prior board experience; (iii) the candidate’s educational background, business and professional experience, reputation for high ethical standards and professional integrity; (iv) any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board’s existing mix of skills, core competencies and qualifications; (v) the candidate’s perceived ability to contribute to the ongoing functions of the Board, including the candidate’s ability and commitment to attend meetings regularly and work collaboratively with other members of the Board; and (vi) such other factors as the Governance Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies. Prior to making a final recommendation to the Independent Trustees and the Board, the Governance Committee conducted personal interviews with those candidates it concluded were the most qualified candidates.

The Governance Committee takes the overall diversity of the Board into account when considering and evaluating candidates for Board membership. While the Governance Committee has not adopted a specific policy on diversity or a particular definition of diversity, when considering candidates, the Governance Committee generally considers the manner in which each candidate’s professional experience, education, background, race, gender and national origin are complementary to the existing Trustees’ attributes.

The Governance Committee has approved Messrs. Robie and VonderBrink for inclusion on the Trusts’ proxy card.  Messrs. Robie and VonderBrink were recommended for approval as Independent Trustees by the current Independent Trustees.

Board Oversight of Risk

Consistent with its responsibilities for oversight of the Trusts and their Funds, the Board, among other things, oversees risk management of each Fund’s investment program and business affairs directly and through the committee structure that it has established.  Risks to the Funds include, among others, investment risk, credit risk, liquidity risk, valuation risk, and operational risk, as well as the overall business risk relating to the Trusts.  The Board has adopted, and periodically reviews, policies and procedures designed to address these risks.  Under the overall supervision of the Board, the Advisor, sub-advisors, and other key service providers to the Funds, including the administrator, the Distributor, the transfer agent, the custodian, and the independent auditors, have also implemented a variety of processes, procedures, and controls to address these risks.  Different processes, procedures, and controls are employed with respect to different types of risks.  These processes include those that are embedded in the conduct of regular business by the Board and in the responsibilities of officers of the Trust and other service providers.

The Board requires senior officers of the Trusts, including the Chief Compliance Officer (“CCO”), to report to it on a variety of matters at regular and special meetings of the Board, including matters relating to risk management.  The Board and the Audit Committee receive regular reports from the Trusts’ independent auditors on internal control and financial reporting matters.  On at least a quarterly basis, the Board meets with the Trusts’ CCO, including meetings in executive sessions, to discuss issues related to portfolio compliance and, on at least an annual basis, receives a report from the CCO regarding the effectiveness of the Trusts’ compliance program.  In addition, the Board also receives reports from the Advisor on the investments and securities trading of the Funds, including their investment performance and asset weightings compared to appropriate benchmarks, as well as reports regarding the valuation of those investments.  The Board also receives reports from the Trusts’ primary service providers on a periodic or regular basis, including the Sub-Advisors to the Funds.

Fund Shareholders who wish to send communications to the Board may do so by sending an email to TI-Webmaster@touchstoneinvestments.com or by visiting the “Contact Us” section at www.touchstoneinvestments.com, which will promptly be forwarded to each Board member. The Secretary reserves the right not to forward to the Trustees any abusive, threatening, or otherwise inappropriate materials. Alternatively, you may also contact Mr. Michael Moser, Vice President and Chief Compliance Officer of the Trusts, at 303 Broadway, Suite 1100, Cincinnati, Ohio 45202.

INDEPENDENT ACCOUNTANTS

Based on the Audit Committee’s recommendation, the Board, including a majority of Independent Trustees, selected Ernst & Young LLP (“E&Y”) as auditors to the funds within the Trusts except for selected TST Funds of the TST Trust during each Trust’s current fiscal year.  The Board also selected PricewaterhouseCoopers LLP (“PwC”) as auditors to certain funds of the TST Trust as noted in the table below.

6/30/2012
Touchstone Capital Growth Fund	PwC
Touchstone International Small Cap Fund	PwC
Touchstone Mid Cap Value Opportunities Fund	PwC
Touchstone Small Cap Value Opportunities Fund	PwC
Touchstone Value Fund	PwC

7/31/2012
Touchstone Balanced Allocation Fund	PwC
Touchstone Conservative Allocation Fund	PwC
Touchstone Dynamic Equity Fund	PwC
Touchstone Growth Allocation Fund	PwC
Touchstone Moderate Growth Allocation Fund	PwC

Representatives from E&Y and PwC will not be attending this Special Meeting, but will have the opportunity to make a statement if they desire and will be available by telephone should any matter arise requiring their presence.

AUDIT COMMITTEE PRE-APPROVAL POLICIES. The Audit Committee’s pre-approval policies describe the types of audit, audit-related, tax, and other services that have the general pre-approval of the Audit Committee. The pre-approval policies provide that annual audit service fees, tax services not specifically granted pre-approval, services exceeding pre-approved cost levels, and other services that have not received general pre-approval will be subject to specific pre-approval by the Audit Committee. The pre-approval policies further provide that the Committee may grant general pre-approval to other audit services (statutory audits and services associated with SEC registration statements, periodic reports, and other documents filed with the SEC or other documents issued in connection with securities offerings), audit-related services (accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services”, assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities, agreed-upon or expanded audit procedures related to accounting or billing records required to respond to or comply with financial, accounting or regulatory reporting matters and assistance with internal control reporting requirements under Form N-SAR and Form N-CSR), tax services that have historically been provided by the auditor that the Committee believes would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence, and permissible non-audit services classified as “all other services” that are routine and recurring services.

AUDIT FEES, AUDIT-RELATED FEES, TAX FEES AND OTHER FEES. During the fiscal years stated below for each Trust, E&Y or PwC performed audit services for their respective Trusts, including the audit of each Trust’s financial statements, review of each Trust’s annual report and registration statement amendments, and reporting matters.

Touchstone Funds Group Trust

	Fiscal Year End
Fees	9/30/2011	9/30/2012	Comments
Audit Fees	$299,600	$247,800	These amounts include fees associated with the annual audit and filings of the Trust’s Form N-1A and Form N-SAR.
Audit-Related Fees	$8,000	$19,000	Post Audit review procedures of the Trusts Form N-14.
Tax Fees	$116,400	$94,000	These amounts consisted of tax compliance services.

There were no other fees for all other services during the September 30, 2012 and September 30, 2011 fiscal years.

Touchstone Institutional Funds Trust

	Fiscal Year End
Fees	12/31/2011	12/31/2012	Comments
Audit Fees	$13,000	$13,000	These amounts include fees associated with the annual audit and filings of the Trust’s Form N-1A and Form N-SAR.
Audit-Related	$650	$0	The 2011 fees related to conversion testing from the Trust’s former fund accountant and transfer agent (JPMorgan) to the Trust’s current fund

Fees			accountant and transfer agent (BNY Mellon).
Tax Fees	$3,400	$3,400	These amounts consisted of tax compliance services.

The aggregate non-audit fees for Touchstone Institutional Funds Trust and certain entities totaled approximately $44,900 and $35,200 in 2012 and 2011, respectively. These entities include the Advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Advisor that provides ongoing services to TIFT or its Fund.

Touchstone Investment Trust

	Fiscal Year End
Fees	9/30/2011	9/30/2012	Comments
Audit Fees	$56,400	$56,400	These amounts include fees associated with the annual audit and filings of the Trust’s Form N-1A, and Form N-SAR.
Audit-Related Fees	$0	$18,000	Post Audit review procedures of the Trusts Form N-14.
Tax Fees	$21,200	$17,200	These amounts consisted of tax compliance services.

There were no other fees for all other services during the September 30, 2011 and September 30, 2012 fiscal years.

Touchstone Strategic Trust

	Fiscal Year End
Fees	3/31/2012(1)	6/30/2012(2)	7/31/2012(3)	12/31/2012(3)	3/31/2013(4)	Comments
Audit Fees	$54,000	$133,600	$153,800	$85,680	$166,600	These amounts include fees associated with the annual audit and filings of the Trust’s Form N-1A and Form N-SAR.
Audit-Related Fees	$15,600	$0	$0	$0	$10,000

Post Audit review procedures of the Trusts Form N-1A, Form N-14, and fees related to conversion testing from the Trust’s former fund accountant and transfer agent (JPMorgan) to the Trust’s current fund accountant and transfer agent (BNY Mellon).

Tax Fees	$16,200	$23,200	$25,000	$25,000	$38,800	These amounts consisted of tax compliance services.

(1)         Includes only the Touchstone Diversified Small Cap Growth Fund, Touchstone Growth Opportunities Fund, Touchstone Large Cap Growth Fund, and Touchstone Mid Cap Growth Fund.

(2)         The Touchstone U.S. Long Short Fund, Touchstone Value Fund, Touchstone Capital Growth Fund, Touchstone International Small Cap Fund, Touchstone Mid Cap Value Opportunities Fund, and Touchstone Small Cap Value Opportunities Fund commenced operations on April 16, 2012, when all of the assets and liabilities of the Funds were acquired (each a “Reorganization”) from Old Mutual Funds.  In connection with the Reorganizations, the Touchstone Board of Trustees changed each Fund’s fiscal year end from March 31 to June 30.

(3)         The Touchstone Dynamic Equity Fund, Touchstone Emerging Growth Fund, Touchstone International Equity Fund, Touchstone Balanced Allocation Fund, Touchstone Conservative Allocation Fund, Touchstone Growth Allocation Fund, and Touchstone Moderate Growth Allocation Fund commenced operations on April 16, 2012, when all of the assets and liabilities of the Funds were acquired (each a “Reorganization”) from Old Mutual Funds.  In connection with the Reorganizations, the Touchstone Board of Trustees changed each Fund’s fiscal year end from July 31 to December 31.  The fiscal year ended December 31, 2012 is for fees incurred from July 31, 2012 to December 31, 2012.  The aggregate non-audit fees for Touchstone Strategic Trust and certain entities totaled approximately $66,500 in 2012.  These entities include the Advisor (excluding sub-advisors) and any entity controlling, controlled by, or under common control with the Advisor that provides ongoing services to TST or its Funds.

(4)         The Touchstone Small Cap Growth Fund (formerly the Touchstone Micro Cap Value Fund), Touchstone International Value Fund, Touchstone Flexible Income Fund (formerly the Touchstone Strategic Income Fund), and Touchstone Small Company Value Fund commenced operations on September 10, 2012 in a Reorganization from Fifth Third Funds.  In connection with the Fifth Third Reorganizations (i.e., not the Touchstone Focused Equity Fund), the Touchstone Board of Trustees changed each Fund’s fiscal year end from July 31 to March 31.  The fees provided are for these funds, the funds listed in footnote (1) above, and the Touchstone Focused Fund.  The Touchstone Focused Fund commenced operations on April 16, 2012, when all of the assets and liabilities of the Fund were acquired in a Reorganization from Old Mutual Funds.

There were no other fees for all other services during the fiscal years presented above.

Touchstone Tax-Free Trust

	Fiscal Year End
Fees	6/30/2011	6/30/2012	Comments
Audit Fees	$46,725	$46,725	These amounts include fees associated with the annual audit and filings of the Trust’s Form N-1A and Form N-SAR.
Audit-Related Fees	$0	$0
Tax Fees	$14,655	$11,655	These amounts consisted of tax compliance services.

There were no other fees for the June 30, 2011 or June 30, 2012 fiscal years.

Touchstone Variable Series Trust

	Fiscal Year End
Fees	12/31/2011	12/31/2012	Comments
Audit Fees	$143,000	$143,000	These amounts include fees associated with the annual audit and filings of the Trust’s Form N-1A and Form N-SAR.
Audit-Related Fees	$7,150	$0	The 2011 fees related to conversion testing from the Trust’s former fund accountant and transfer agent (JPMorgan) to the Trust’s current fund accountant and transfer agent (BNY Mellon).
Tax Fees	$29,500	$29,500	These amounts consisted of tax compliance services.

The aggregate non-audit fees for TVST and certain entities totaled approximately $71,000 and $61,300 in 2012 and 2011, respectively.  These entities include the Advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Advisor that provides ongoing services to TVST or its Funds.

In addition to the fees listed above, E&Y also billed $51,175 and $22,200 in 2012 and 2011, respectively, for additional analysis related to the Touchstone Trusts.  PwC billed an additional $6,770 in 2012 for additional analysis related to the Touchstone Trusts.

ADDITIONAL INFORMATION ABOUT THE TRUSTS

Shares Outstanding

At the close of business on the Record Date, the number of outstanding shares of beneficial interest for each of the Trusts was as follows:

Trusts	Fund	Share Balance as of Record Date
TOUCHSTONE FUNDS GROUP TRUST	EMERGING MARKETS FUND CLASS A	2,215,287.982
	EMERGING MARKETS FUND CLASS C	342,560.829
	EMERGING MARKETS FUND CLASS I	19,649,457.606
	EMERGING MARKETS FUND CLASS Y	20,360,969.659
	GLOBAL REAL ESTATE FUND CLASS A	52,488.607
	GLOBAL REAL ESTATE FUND CLASS C	33,728.088
	GLOBAL REAL ESTATE FUND CLASS I	1,535,909.785
	GLOBAL REAL ESTATE FUND CLASS Y	20,484.347
	INTERNATIONAL FIXED INCOME FUND CLASS A	109,758.106
	INTERNATIONAL FIXED INCOME FUND CLASS C	22,638.775
	INTERNATIONAL FIXED INCOME FUND CLASS I	2,678,283.611
	INTERNATIONAL FIXED INCOME FUND CLASS Y	39,131.392
	MERGER ARBITRAGE FUND CLASS A	20,467,781.730
	MERGER ARBITRAGE FUND CLASS C	4,225,955.336
	MERGER ARBITRAGE FUND CLASS I	11,040,365.210
	MERGER ARBITRAGE FUND CLASS Y	11,259,417.723
	MID CAP FUND CLASS A	952,799.655
	MID CAP FUND CLASS C	512,169.816
	MID CAP FUND CLASS I	2,674,760.781
	MID CAP FUND CLASS Y	4,624,386.187
	MID CAP FUND CLASS Z	638,944.726
	MID CAP VALUE FUND CLASS A	320,785.661
	MID CAP VALUE FUND CLASS C	30,939.151
	MID CAP VALUE FUND CLASS I	6,878,544.254
	MID CAP VALUE FUND CLASS Y	861,341.193
	PREMIUM YIELD EQUITY FUND CLASS A	9,719,491.452
	PREMIUM YIELD EQUITY FUND CLASS C	2,432,567.502
	PREMIUM YIELD EQUITY FUND CLASS Y	8,127,847.286
	SANDS CAPITAL SELECT GROWTH FUND CLASS A	24,798,798.795
	SANDS CAPITAL SELECT GROWTH FUND CLASS C	12,623,215.390
	SANDS CAPITAL SELECT GROWTH FUND CLASS Y	130,856,630.627
	SANDS CAPITAL SELECT GROWTH FUND CLASS Z	137,437,821.093

	SMALL CAP CORE FUND CLASS A	6,107,595.495
	SMALL CAP CORE FUND CLASS C	1,539,437.715
	SMALL CAP CORE FUND CLASS I	19,049,655.095
	SMALL CAP CORE FUND CLASS Y	11,573,143.359
	SMALL CAP VALUE FUND CLASS A	1,564,020.955
	SMALL CAP VALUE FUND CLASS C	27,400.506
	SMALL CAP VALUE FUND CLASS I	115,680.230
	SMALL CAP VALUE FUND CLASS Y	30,163.809
	TOTAL RETURN BOND FUND CLASS A	1,409,023.821
	TOTAL RETURN BOND FUND CLASS C	366,592.831
	TOTAL RETURN BOND FUND CLASS I	10,935,454.092
	TOTAL RETURN BOND FUND CLASS Y	3,028,767.941
	ULTRA SHORT DURATION FIXED INCOME FUND CLASS A	3,064,582.754
	ULTRA SHORT DURATION FIXED INCOME FUND CLASS C	1,380,536.573
	ULTRA SHORT DURATION FIXED INCOME FUND CLASS I	6,268,122.296
	ULTRA SHORT DURATION FIXED INCOME FUND CLASS Y	25,139,042.414
	ULTRA SHORT DURATION FIXED INCOME FUND CLASS Z	34,419,012.209
TOUCHSTONE INSTITUTIONAL FUNDS TRUST	SANDS CAPITAL INSTITUTIONAL GROWTH FUND	145,776,414.762
TOUCHSTONE INVESTMENT TRUST	CORE BOND FUND CLASS A	3,671,681.251
	CORE BOND FUND CLASS C	1,610,734.144
	CORE BOND FUND CLASS I	785,139.966
	CORE BOND FUND CLASS Y	6,215,298.677
	HIGH YIELD FUND CLASS A	8,227,268.101
	HIGH YIELD FUND CLASS C	4,373,330.181
	HIGH YIELD FUND CLASS I	4,167,718.769
	HIGH YIELD FUND CLASS Y	23,457,305.036
	INSTITUTIONAL MONEY MARKET FUND	509,986,573.490
	MONEY MARKET FUND CLASS A	29,206,755.600
	MONEY MARKET FUND CLASS S	203,908,456.470
TOUCHSTONE STRATEGIC TRUST	BALANCED ALLOCATION FUND CLASS A	4,097,288.104
	BALANCED ALLOCATION FUND CLASS C	3,220,347.543
	BALANCED ALLOCATION FUND CLASS I	2,800.564
	BALANCED ALLOCATION FUND CLASS Y	3,658,530.401

CAPITAL GROWTH FUND CLASS A	44,534.021
CAPITAL GROWTH FUND CLASS C	2,168.515
CAPITAL GROWTH FUND CLASS I	3,037.612
CAPITAL GROWTH FUND CLASS Y	3,831,368.675
CONSERVATIVE ALLOCATION FUND CLASS A	2,359,037.798
CONSERVATIVE ALLOCATION FUND CLASS C	1,654,683.183
CONSERVATIVE ALLOCATION FUND CLASS I	59,934.693
CONSERVATIVE ALLOCATION FUND CLASS Y	2,751,059.927
DIVERSIFIED SMALL CAP GROWTH FUND CLASS A	603,456.163
DIVERSIFIED SMALL CAP GROWTH FUND CLASS C	136,356.438
DIVERSIFIED SMALL CAP GROWTH FUND CLASS Y	1,609,821.652
DYNAMIC EQUITY FUND CLASS A	1,296,124.815
DYNAMIC EQUITY FUND CLASS C	904,422.175
DYNAMIC EQUITY FUND CLASS I	1,397,038.869
DYNAMIC EQUITY FUND CLASS Y	1,338,617.733
FOCUSED FUND CLASS A	5,004,448.076
FOCUSED FUND CLASS C	32,023.449
FOCUSED FUND CLASS I	978,438.262
FOCUSED FUND CLASS Y	10,236,756.277
GROWTH ALLOCATION CLASS A	2,386,251.025
GROWTH ALLOCATION CLASS C	2,027,454.288
GROWTH ALLOCATION CLASS I	1,558.486
GROWTH ALLOCATION CLASS Y	2,096,132.658
GROWTH OPPORTUNITIES FUND CLASS A	1,483,312.166
GROWTH OPPORTUNITIES FUND CLASS C	413,181.809
GROWTH OPPORTUNITIES FUND CLASS I	3,318,780.380
GROWTH OPPORTUNITIES FUND CLASS Y	2,231,210.128
INTERNATIONAL SMALL CAP FUND CLASS A	40,284.280
INTERNATIONAL SMALL CAP FUND CLASS C	402.882
INTERNATIONAL SMALL CAP FUND CLASS I	1,261,018.370
INTERNATIONAL SMALL CAP FUND CLASS Y	2,548,868.579
INTERNATIONAL VALUE FUND A	813,027.308

INTERNATIONAL VALUE FUND C	32,071.811
INTERNATIONAL VALUE FUND I	11,324,252.025
INTERNATIONAL VALUE FUND Y	3,941,345.950
LARGE CAP GROWTH FUND CLASS A	9,447,020.878
LARGE CAP GROWTH FUND CLASS B	219,205.672
LARGE CAP GROWTH FUND CLASS C	3,851,754.982
LARGE CAP GROWTH FUND CLASS Y	17,845,767.437
MID CAP GROWTH FUND CLASS A	11,243,540.839
MID CAP GROWTH FUND CLASS B	276,052.656
MID CAP GROWTH FUND CLASS C	7,254,355.141
MID CAP GROWTH FUND CLASS I	1,521,174.157
MID CAP GROWTH FUND CLASS Y	7,833,053.055
MID CAP VALUE OPPORTUNITIES FUND CLASS A	361,841.768
MID CAP VALUE OPPORTUNITIES FUND CLASS C	8,270.656
MID CAP VALUE OPPORTUNITIES FUND CLASS I	3,352,983.076
MID CAP VALUE OPPORTUNITIES FUND CLASS Y	5,843,804.162
MODERATE GROWTH ALLOCATION CLASS A	5,702,113.045
MODERATE GROWTH ALLOCATION CLASS C	4,186,665.794
MODERATE GROWTH ALLOCATION CLASS I	762.844
MODERATE GROWTH ALLOCATION CLASS Y	3,175,420.127
SMALL CAP VALUE OPPORTUNITIES FUND CLASS A	71,647.182
SMALL CAP VALUE OPPORTUNITIES FUND CLASS C	1,913.413
SMALL CAP VALUE OPPORTUNITIES FUND CLASS I	414,554.914
SMALL CAP VALUE OPPORTUNITIES FUND CLASS Y	3,486,578.030
SMALL COMPANY VALUE FUND CLASS A	137,503.105
SMALL COMPANY VALUE FUND CLASS C	79,123.260
SMALL COMPANY VALUE FUND CLASS I	1,552,109.771
SMALL COMPANY VALUE FUND CLASS Y	296,618.394
Flexible INCOME FUND CLASS A	3,382,490.763
Flexible INCOME FUND CLASS C	2,435,238.988
Flexible INCOME FUND CLASS I	2,429,643.093

	Flexible INCOME FUND CLASS Y	18,736,328.816
	SMALL CAP GROWTH FUND CLASS A	2,187,955.051
	SMALL CAP GROWTH FUND CLASS C	767,532.102
	SMALL CAP GROWTH FUND CLASS I	1,294,905.524
	SMALL CAP GROWTH FUND CLASS Y	3,866,449.761
	VALUE FUND CLASS A	6,725,382.672
	VALUE FUND CLASS C	372,915.161
	VALUE FUND CLASS I	18,869,736.305
	VALUE FUND CLASS Y	10,830,847.445
TOUCHSTONE TAX-FREE TRUST	OHIO TAX FREE BOND FUND CLASS A	4,242,702.250
	OHIO TAX FREE BOND FUND CLASS C	622,778.304
	OHIO TAX FREE MONEY MARKET FUND CLASS A	80,957,384.110
	OHIO TAX FREE MONEY MARKET FUND CLASS I	85,752,129.460
	TAX FREE MONEY MARKET FUND CLASS A	13,227,908.230
	TAX FREE MONEY MARKET FUND CLASS S	23,959,658.380
TOUCHSTONE VARIABLE SERIES TRUST	AGGRESSIVE ETF FUND	1,204,650.864
	BARON SMALL CAP GROWTH FUND	1,044,445.488
	CONSERVATIVE ETF FUND	2,030,714.095
	CORE BOND FUND	4,643,519.203
	ENHANCED ETF FUND	1,128,545.498
	HIGH YIELD FUND	2,793,800.996
	LARGE CAP CORE EQUITY FUND	3,435,563.051
	MID CAP GROWTH FUND	1,463,949.945
	MODERATE ETF FUND	3,074,048.390
	MONEY MARKET FUND	40,462,977.120
	THIRD AVENUE VALUE FUND	1,639,852.254

Share Ownership Information

As of the Record Date, the following chart lists those shareholders who beneficially owned 5% or more of the outstanding shares of the indicated Funds, and also shows the aggregate holdings of persons affiliated with the Funds and the Advisor.

FUND	NAME AND ADDRESS	CLASS OF SHARES	NUMBER OF SHARES	PERCENT OF CLASS

BALANCED ALLOCATION FUND	NFS LLC FEBO PREMIER TRUST FMT 5TH 3RD LIFE M FIRST MERCANTILE TRUST TTEEU A 12 23 9757 GERMANTOWN CT FL 4 CORDOVA, TN 38018	CLASS A	746,829.28	18.23%

CAPITAL GROWTH FUND	NATIONWIDE TRUST COMPANY FSBC/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS, OH 43218	CLASS A	7,737.45	17.37%

	AMERICAN ENTERPRISE INV SVCS A/C 1651-2788 707 2ND AVENUE SOUTH MINNEAPOLIS, MN 55402	CLASS A	4,090.26	9.18%

	TOUCHSTONE ADVISORS INC ATTN CORP ACCOUNTING 303 BROADWAY SUITE 1100 CINCINNATI, OH 45202	CLASS C	124.689	5.75%

	LPL FINANCIAL A/C 4982-7567 9785 TOWNE CENTRE DRIVE SAN DIEGO, CA 92121	CLASS C	117.869	5.44%

	LPL FINANCIALA/C 6671-8225 9785 TOWNE CENTRE DRIVE SAN DIEGO, CA 92121	CLASS C	117.869	5.44%

CONSERVATIVE ALLOCATION FUND	NFS LLC FEBO PREMIER TRUST FMT 5TH 3RD LIFE MFIRST MERCANTILE TRUST TTEEU A 12 23 9757 GERMANTOWN CT FL 4 CORDOVA, TN 38018	CLASS A	449,084.12	19.04%

	LPL FINANCIAL CORPORATION FOR BENEFIT OF: GERMAN AMERICAN FINANCIAL ADVI 9785 TOWNE CENTRE DR SAN DIEGO, CA 92121	CLASS I	4,635.89	7.73%

CORE BOND FUND	TOUCHSTONE BALANCED ALLOCATION FUND 303 BROADWAY ST STE 1100 CINCINNATI OH45202	CLASS I	370,874.09	47.24%

	TOUCHSTONE CONSERVATIVE ALLOCATION FUND 303 BROADWAY ST STE 1100 CINCINNATI OH 45202	CLASS I	351,010.18	44.71%

DIVERSIFIED SMALL CAP GROWTH FUND	THE INSTRUMENTARIUM SAVINGS INVESTM212112 P O BOX 10758 FARGO, ND 58106	CLASS Y	145,594.81	9.04%

DYNAMIC EQUITY FUND	TOUCHSTONE MODERATE GROWTH ALLOCATION FUND 303 BROADWAY ST STE 1100 CINCINNATI, OH 45202	CLASS I	520,030.52	37.22%

	TOUCHSTONE BALANCED ALLOCATION FUND 303 BROADWAY ST STE 1100 CINCINNATI, OH 45202	CLASS I	424,469.84	30.38%

	TOUCHSTONE GROWTH ALLOCATION FUND 303 BROADWAY ST STE 1100 CINCINNATI, OH 45202	CLASS I	271,667.05	19.45%

	TOUCHSTONE CONSERVATIVE ALLOCATION FUND 303 BROADWAY ST STE 1100 CINCINNATI, OH 45202	CLASS I	179,855.68	12.87%

	OLD MUTUAL ASSET MANAGEMENT VOLUNTA PO BOX 52129 PHOENIX, AZ 85072	CLASS Y	73,625.81	5.50%

EMERGING MARKETS FUND	MAC & CO A/C ELXF3005002 MUTUAL FUND OPERATIONS PO BOX 3198 525 WILLIAM PENN PLACE PITTSBURGH, PA 15230	CLASS I	1,717,902.38	8.74%

	HOCOC/O COMMERCE BANK 922 WALNUT, TBTS-2 KANSAS CITY, MO 64106	CLASS I	1,469,808.83	7.48%

FOCUSED FUND	TOUCHSTONE MODERATE GROWTH ALLOCATION FUND 303 BROADWAY ST STE 1100 CINCINNATI, OH 45202	CLASS I	334,451.87	34.18%

	TOUCHSTONE GROWTH ALLOCATION FUND 303 BROADWAY ST STE 1100 CINCINNATI, OH 45202	CLASS I	232,981.39	23.81%

	TOUCHSTONE BALANCED ALLOCATIONFUND 303 BROADWAY ST STE 1100 CINCINNATI, OH 45202	CLASS I	181,817.59	18.58%

GLOBAL REAL ESTATE FUND	WESTERN SOUTHERN FINANCIAL GROUPATTN MS 80- INVESTMENT ACCOUNTING 400 BROADWAY	CLASS A	12,342.54	23.51%

	CINCINNATI, OH 45202 BRET W HAGGY 34062 CROWN COLONY DRAVON, OH 44011	CLASS A	4,081.20	7.78%

	NFS LLC FEBO JEAN S CROSBY 7181 COUNTY ROUTE 13 BATH, NY 14810	CLASS A	3,934.40	7.50%

	WILLIAM R WOOD INDIVIDUAL RETIREMENT ACCOUNT 3919 VIA ESCUDALA MESA, CA 91941	CLASS A	3,471.02	6.61%

	WESTERN SOUTHERN FINANCIAL GROUP ATTN MS 80- INVESTMENT ACCOUNTING 400 BROADWAY CINCINNATI, OH 45202	CLASS C	11,992.07	35.56%

	JALIL J NASSER IINDIVIDUAL RETIREMENT ACCOUNT 15414 NAWA CT SAN DIEGO, CA 92129	CLASS C	2,113.08	6.27%

	TOUCHSTONE MODERATE GROWTH ALLOCATION FUND 303 BROADWAY ST STE 1100 CINCINNATI, OH 45202	CLASS I	456,546.14	29.72%

	TOUCHSTONE GROWTH ALLOCATION FUND 303 BROADWAY ST STE 1100 CINCINNATI, OH 45202	CLASS I	359,605.30	23.41%

	WESTERN SOUTHERN FINANCIAL GROUP ATTN MS 80- INVESTMENT ACCOUNTING 400 BROADWAY CINCINNATI, OH 45202	CLASS I	331,744.17	21.60%

	TOUCHSTONE BALANCED ALLOCATION FUND 303 BROADWAY ST STE 1100 CINCINNATI, OH 45202	CLASS I	280,114.41	18.24%

	TOUCHSTONE CONSERVATIVE ALLOCATION FUND 303 BROADWAY ST STE 1100 CINCINNATI, OH 45202	CLASS I	106,952.18	6.96%

	WESTERN SOUTHERN FINANCIAL GROUP ATTN MS 80- INVESTMENT ACCOUNTING 400 BROADWAY CINCINNATI, OH 45202	CLASS Y	12,339.43	60.24%

	USAA INVESTMENT MANAGEMENT CO FBO 123831051 9800 FREDERICKSBURG ROAD SAN ANTONIO, TX 78288	CLASS Y	2,967.36	14.49%

GROWTH ALLOCATION FUND	NFS LLC FEBO PREMIER TRUST FMT 5TH 3RD LIFE MFIRST MERCANTILE TRUST TTEEU A 12 23 9757 GERMANTOWN CT FL 4 CORDOVA, TN 38018	CLASS A	361,184.16	15.14%

GROWTH OPPORTUNITIES FUND	WELLS FARGO BANK NA FBO GLASTONBURY RET-INC 24559700 PO BOX 1533 MINNEAPOLIS, MN 55480	CLASS I	305,619.75	9.21%

	MAC & CO A/C L1DF1000002 MUTUAL FUND OPERATIONS PO BOX 3198 525 WILLIAM PENN PLACE PITTSBURGH, PA 15230	CLASS I	207,401.66	6.25%

HIGH YIELD FUND	NFS LLC FEBO PARK NATIONAL BANK PO BOX 3500 NEWARK, OH 43058	CLASS A	446,232.54	5.42%

	UBATCO & CO FBO ACES TRUST FUND 6811 S 27TH ST LINCOLN, NE 68512	CLASS I	1,625,592.03	39.00%

	TOUCHSTONE BALANCED ALLOCATION FUND 303 BROADWAY ST STE 1100 CINCINNATI, OH 45202	CLASS I	417,885.47	10.03%

	TOUCHSTONE MODERATE GROWTH ALLOCATION FUND 303 BROADWAY ST STE 1100 CINCINNATI, OH 45202	CLASS I	340,959.52	8.18%

	TOUCHSTONE CONSERVATIVE ALLOCATION FUND 303 BROADWAY ST STE 1100 CINCINNATI, OH 45202	CLASS I	237,339.94	5.69%

INSTITUTIONAL MONEY MARKET FUND	TOUCHSTONE FUNDS GROUP TRUST SANDS CAPITAL SELECT GROWTH FUND 303 BROADWAY SUITE 1100 CINCINNATI, OH 45202	CLASS I	91,464,367.66	17.93%

	TOUCHSTONE FUNDS GROUP TRUST ULTRA SHORT DURATION FIXED INCOME FUND 303 BROADWAY SUITE 1100 CINCINNATI, OH 45202	CLASS I	58,115,701.05	11.40%

	TOUCHSTONE INSTITUTIONAL FUNDS TRUST SANDS CAPITAL INSTITUTIONAL GROWTH FUND 303 BROADWAY SUITE 1100 CINCINNATI, OH 45202	CLASS I	45,542,276.41	8.93%

	TOUCHSTONE FUNDS GROUP TRUST MERGER ARBITRAGE FUND 303 BROADWAY SUITE 1100 CINCINNATI, OH 45202	CLASS I	36,877,722.88	7.23%

	WESTERN SOUTHERN FINANCIAL GROUP 400 BROADWAY CINCINNATI, OH 45202	CLASS I	27,600,531.21	5.41%

INTERNATIONAL FIXED INCOME FUND	WESTERN SOUTHERN FINANCIAL GROUP ATTN MS 80- INVESTMENT ACCOUNTING 400 BROADWAY CINCINNATI, OH 45202	CLASS A	11,704.59	10.66%

	WESTERN SOUTHERN FINANCIAL GROUP ATTN MS 80- INVESTMENT ACCOUNTING 400 BROADWAY CINCINNATI, OH 45202	CLASS C	11,438.53	50.53%

	LPL FINANCIAL A/C 7703-4111 9785 TOWNE CENTRE DRIVE SAN DIEGO, CA 92121	CLASS C	1,377.27	6.08%

	WESTERN SOUTHERN FINANCIAL GROUP ATTN MS 80- INVESTMENT ACCOUNTING 400 BROADWAY CINCINNATI, OH 45202	CLASS I	795,476.09	29.70%

	TOUCHSTONE BALANCED ALLOCATION FUND 303 BROADWAY ST STE 1100 CINCINNATI, OH 45202	CLASS I	625,360.24	23.35%

	TOUCHSTONE CONSERVATIVE ALLOCATION FUND 303 BROADWAY ST STE 1100 CINCINNATI, OH 45202	CLASS I	568,648.88	21.23%

	TOUCHSTONE MODERATE GROWTH ALLOCATION FUND 303 BROADWAY ST STE 1100 CINCINNATI, OH 45202	CLASS I	305,165.79	11.39%

	WESTERN SOUTHERN FINANCIAL GROUP ATTN MS 80- INVESTMENT ACCOUNTING 400 BROADWAY CINCINNATI, OH 45202	CLASS Y	11,815.97	30.20%

INTERNATIONAL SMALL CAP FUND	NATIONWIDE TRUST COMPANY FSB C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS, OH 43218	CLASS A	6,675.08	16.57%

	NFS LLC FEBO DIANE S HADELMAN LEWIS E HADELMAN TTEE DIANE S HADELMAN TRST U/A 11/25 /97 35 PUNKHORN POINT RDMASHPEE, MA 02649	CLASS A	5,101.37	12.66%

	TOUCHSTONE ADVISORS INC ATTN CORP ACCOUNTING 303 BROADWAY SUITE 1100 CINCINNATI, OH 45202	CLASS C	232.908	57.81%

	ROBERT DAVIS ROTH IRA 2125 SUFFOLK AVE WEST CHESTER, IL 60154	CLASS C	91.047	22.60%

	WILLIAM H MAGEE INDIVIDUAL RETIREMENT ACCOUNT 412 S STATE RD 57 WASHINGTON, IN 47501	CLASS C	78.927	19.59%

	TOUCHSTONE MODERATE GROWTH ALLOCATION FUND 303 BROADWAY ST STE 1100 CINCINNATI, OH 45202	CLASS I	476,157.42	37.76%

	TOUCHSTONE GROWTH ALLOCATION FUND 303 BROADWAY ST STE 1100 CINCINNATI, OH 45202	CLASS I	436,225.06	34.59%

	TOUCHSTONE BALANCED ALLOCATIONFUND 303 BROADWAY ST STE 1100 CINCINNATI, OH 45202	CLASS I	291,682.78	23.13%

INTERNATIONAL VALUE FUND	NFS LLC FEBO FIRST MERCANTILE- PREMIER TR FIFT FIRST MERCANTILE TRUST CO TTEE ATTN FUNDS MGMT 57 GERMANTOWN CT CORDOVA, TN 38018	CLASS A	126,386.89	15.55%

	NFS FMTC IRAFBO RHONDA M GIEDD 345 NORTH HARRISON BOX 411 CEDARVILLE, IL 61013	CLASS C	2,770.93	8.64%

	NFS FMTC IRA FBO CHARLES E RODERICK 2388 EAGLE DR FREEPORT, IL 61032	CLASS C	2,057.51	6.42%

	NFS/FMTC IRAFBO FRANK WATSON PARSONS 1025 ANTHONY DR MUSKEGON, MI 49441	CLASS C	2,041.62	6.37%

	NFS FMTC IRA FBO LEE SHANK 19846 HENRY RD CLEVELAND, OH 44126	CLASS C	1,672.42	5.21%

	THE FIFTH THIRD BANCORP MASTER PROF SHARING PLAN 11500 OUTLOOK ST OVERLAND PARK, KS 66211	CLASS I	4,693,516.29	41.45%

	TOUCHSTONE MODERATE GROWTH ALLOCATION FUND 303 BROADWAY ST STE 1100 CINCINNATI, OH 45202	CLASS I	2,601,453.93	22.97%

	TOUCHSTONE BALANCED ALLOCATION FUND 303 BROADWAY ST STE 1100 CINCINNATI, OH 45202	CLASS I	1,794,606.64	15.85%

	TOUCHSTONE GROWTH ALLOCATION FUND 303 BROADWAY ST STE 1100 CINCINNATI, OH 45202	CLASS I	1,673,188.10	14.78%

	FIFTH THIRD BANK FBO 5/3 BANK PEN &A/C # 01010021311505 P.O. BOX 3385 CINCINNATI, OH 45263	CLASS Y	2,515,706.90	63.83%

LARGE CAP GROWTH FUND	THE FIFTH THIRD BANCORP MASTER PROF SHARING PLAN 11500 OUTLOOK ST OVERLAND PARK, KS 66211	CLASS Y	2,926,472.20	16.40%

	WESTERN AND SOUTHERN LIFE INS COMPA SEPARATE ACCOUNT MAILSTATION 80 400 BROADWAY CINCINNATI, OH 45202	CLASS Y	2,202,566.28	12.34%

MERGER ARBITRAGE FUND	LPL FINANCIAL A/C 1000-0005 9785 TOWNE CENTRE DRIVE SAN DIEGO, CA 92121	CLASS A	3,549,631.32	17.34%

	WENDEL & CO 495426 C/O THE BANK OF NEW YORK MELLON MUTUAL FUNDS REORG DEPARTMENT PO BOX 1066 WALL ST STATION NEW YORK, NY 10268	CLASS I	1,929,447.19	17.48%

	JHF II ALTERNATIVE ASSET ALLOC FUND 601 CONGRESS ST BOSTON, MA 02210	CLASS I	1,109,748.22	10.05%

	WENDEL & CO A/C 874202 C/O THE BANK OF NEW YORK MELLON MUTUAL FUNDS REORG DEPARTMENT PO BOX 1066 WALL ST STATION NEW YORK, NY 10268	CLASS I	878,524.86	7.96%

	GREENLEAF TRUST CASH REINVEST 3211 SOUTH ROSE STREET KALAMAZOO, MI 49007	CLASS I	719,267.33	6.51%

	GREENLEAF TRUST CASH 0211 SOUTH ROSE STREET KALAMAZOO, MI 49007	CLASS I	562,017.99	5.09%

	LPL FINANCIAL A/C 1000-0005 9785 TOWNE CENTRE DRIVE SAN DIEGO, CA 92121	CLASS Y	1,503,383.02	13.35%

MID CAP FUND	WESTERN SOUTHERN FINANCIAL GROUP ATTN MS 80- INVESTMENT ACCOUNTING 400 BROADWAY CINCINNATI, OH 45202	CLASS I	1,042,046.18	38.96%

	FIFTH THIRD BANK TTEE FBO: TR U/W J SCHMIDLAPP1 - MID CAA/C # 01-0-0134056 5001 KINGSLEY DR DEPT 3385 CINCINNATI, OH 45263	CLASS I	437,000.00	16.34%

	FIFTH THIRD BANK TTEE FBO: TR C R SCHMID LAPP FUND-MC VALU A/C # 01-0-0077461 5001 KINGSLEY DR DEPT 3385 CINCINNATI, OH 45263	CLASS I	203,825.20	7.62%

	TOUCHSTONE MODERATE GROWTH ALLOCATION FUND 303 BROADWAY ST STE 1100 CINCINNATI, OH 45202	CLASS I	154,402.24	5.77%

	LPL FINANCIAL A/C 1000-0005 9785 TOWNE CENTRE DRIVE SAN DIEGO, CA 92121	CLASS Y	577,843.10	12.50%

	CHARLES SCHWAB CO INC ATTN MUTUAL FUNDS TEAM S 4500 CHERRY CREEK 3 DR S FL DENVER, CO 80209	CLASS Z	374,768.91	58.65%

MID CAP GROWTH FUND	SEI PRIVATE TRUST COMPANY C O USFS COMMISIONABLE FBO 84105934 ONE FREEDOM VALLEY DR OAKS, PA 19456	CLASS I	265,510.89	17.45%

	TAYNIK & CO AS NOMINEE STATE STREET BANK & TRUST 1200 CROWN COLONY DR QUINCY, MA 02169	CLASS I	241,825.37	15.90%

	TOUCHSTONE MODERATE GROWTH ALLOCATION FUND 303 BROADWAY ST STE 1100 CINCINNATI, OH 45202	CLASS I	129,784.41	8.53%

	TOUCHSTONE GROWTH ALLOCATION FUND 303 BROADWAY ST STE 1100 CINCINNATI, OH 45202	CLASS I	101,741.90	6.69%

	WESTERN STATES INSULATORS 200 CLARENDON ST MAIL STOP JHT0515 BOSTON, MA 02116	CLASS I	94,245.27	6.20%

	LPL FINANCIAL A/C 1000-0005 9785 TOWNE CENTRE DRIVE SAN DIEGO, CA 92121	CLASS Y	2,344,228.06	29.93%

MID CAP VALUE FUND	NFS LLC FEBO CITY NATIONAL BANK FBO CONVERGENT CAPITAL MGMT PO 225 BROADWAY FL 5 SAN DIEGO, CA 92101	CLASS A	46,312.44	14.44%

	WESTERN & SOUTHERN LIFEAND INSURANCE COMPANY 400 BROADWAY MS 80 CINCINNATI, OH 45202	CLASS C	10,937.88	35.35%

	AMERICAN ENTERPRISE INVESTMENT SERVICES A/C 1545-915 2707 2ND AVENUE SOUTH MINNEAPOLIS, MN55402	CLASS C	5,487.61	17.74%

	WESTERN & SOUTHERN LIFEAND INSURANCE COMPANY 400 BROADWAY MS 80 CINCINNATI. OH 45202	CLASS I	2,410,953.55	35.05%

	WESTERN SOUTHERN FINANCIAL GROUP ATTN MS 80- INVESTMENT ACCOUNTING 400 BROADWAY CINCINNATI, OH 45202	CLASS I	1,318,466.27	19.17%

	ASTELLAS US RETIREMENT AND SAVINGS 11500 OUTLOOK ST OVERLAND PARK, KS 66211	CLASS I	633,597.92	9.21%

MID CAP VALUE OPPORTUNITIES FUND	LPL FINANCIAL A/C 5408-7244 9785 TOWNE CENTRE DRIVE SAN DIEGO, CA 92121	CLASS C	1,740.14	21.04%

	LPL FINANCIAL A/C 2181-3726 9785 TOWNE CENTRE DRIVE SAN DIEGO, CA 92121	CLASS C	1,399.69	16.92%

	LPL FINANCIAL A/C 3455-1689 9785 TOWNE CENTRE DRIVE SAN DIEGO, CA 92121	CLASS C	1,160.99	14.04%

	AMERICAN ENTERPRISE INV SVCS A/C 2224-9701 707 2ND AVENUE SOUTH MINNEAPOLIS, MN 55402	CLASS C	1,153.40	13.95%

	AMERICAN ENTERPRISE INV SVCS A/C 6205-7199 707 2ND AVENUE SOUTH MINNEAPOLIS, MN 55402	CLASS C	608.108	7.35%

	LPL FINANCIAL A/C 3165-5671 9785 TOWNE CENTRE DRIVE SAN DIEGO, CA 92121	CLASS C	583.203	7.05%

	OLD MUTUAL ASSET MANAGEMENT VOLUNTA PO BOX 52129 PHOENIX, AZ 85072	CLASS Y	331,977.04	5.68%

MODERATE GROWTH ALLOCATION FUND	NFS LLC FEBOPREMIER TRUST FMT 5TH 3RD LIFE MFIRST MERCANTILE TRUST TTEEU A 12 23 97 57 GERMANTOWN CT FL 4 CORDOVA, TN 38018	CLASS A	460,597.45	8.08%

MONEY MARKET FUND	EAGLE REALTY GROUP AGENT FOR WS ALD CEH LLC 421 E 4TH ST CINCINNATI, OH 45202	CLASS A	1,974,566.16	6.76%

	PERSHING LLC FOR EXCLUSIVE BENEFIT OF ITS CUSTOMERS ATTN: CASH MANAGEMENT SERVICES 1 PERSHING PLAZA JERSEY CITY, NJ 07399	CLASS S	128,096,282.12	62.82%

OHIO TAX-FREE BOND FUND	MARTHA HIGHSMITH AND ROBERT HIGHSMITH JT WROS 1302 AVON DR CINCINNATI, OH 45229	CLASS C	61,664.65	9.90%

	FIFTH THIRD BANK TRUST ATTN MUTUAL FUND SETTLEMENT PO BOX 630074 CINCINNATI, OH 45263	CLASS I	85,286,530.00	99.46%

PREMIUM YIELD EQUITY FUND	WESTERN & SOUTHERN LIFE INSURANCE CO 400 BROADWAY ST CINCINNATI, OH 45202	CLASS A	1,932,877.94	19.89%

	WESTERN SOUTHERN FINANCIAL GROUP ATTN: MS 80- INVESTMENT ACCOUNTING 400 BROADWAY CINCINNATI, OH 45202	CLASS A	1,032,717.29	10.63%

	TOUCHSTONE MODERATE GROWTH ALLOCATION FUND 303 BROADWAY ST STE 1100 CINCINNATI, OH 45202	CLASS Y	1,082,999.05	13.32%

	TOUCHSTONE BALANCED ALLOCATION FUND 303 BROADWAY ST STE 1100 CINCINNATI, OH 45202	CLASS Y	885,408.35	10.89%

	TOUCHSTONE GROWTH ALLOCATION FUND 303 BROADWAY ST STE 1100 CINCINNATI, OH 45202	CLASS Y	567,244.39	6.98%

	TOUCHSTONE CONSERVATIVE ALLOCATION FUND 303 BROADWAY ST STE 1100 CINCINNATI, OH 45202	CLASS Y	417,608.22	5.14%

SANDS CAPITAL INSTITUTIONAL GROWTH FUND	LPL FINANCIAL A/C 1000-0005 9785 TOWNE CENTRE DRIVE SAN DIEGO, CA 92121	CLASS I	8,362,555.11	5.74%

	T ROWE PRICE RETIREMENT SERVICES INC FBO INTERMOUNTAIN HEALTHCARE 4515 PAINTERS MILL RD OWINGS MILLS, MD 21117	CLASS I	7,727,336.76	5.30%

SANDS CAPITAL SELECT GROWTH FUND	CHARLES SCHWAB CO INC ATTN MUTUAL FUNDS TEAM S 4500 CHERRY CREEK 3 DR S FL DENVER, CO 80209	CLASS Y	16,995,650.95	12.99%

	THE VANGUARD FIDUCIARY TRUST CO ATTN OUTSIDE FUNDS PO BOX 2600 VM 613 VALLEY FORGE, PA 19482	CLASS Y	7,631,137.32	5.83%

SMALL CAP CORE FUND	LPL FINANCIAL A/C 1000-0005 9785 TOWNE CENTRE DRIVE SAN DIEGO, CA 92121	CLASS A	604,091.19	9.89%

	PARBANC CO 514 MARKET ST PARKERSBURG, WV 26101	CLASS I	2,148,215.96	11.28%

	DRAPER & CO 801 LANCASTER AVE BRYN MAWR, PA 19010	CLASS Y	924,007.42	7.98%

SMALL CAP VALUE FUND	AMERICAN ENTERPRISE INV SVCS A/C 5597-1503 707 2ND AVENUE SOUTH MINNEAPOLIS, MN 55402	CLASS C	2,444.02	8.92%

	AMERICAN ENTERPRISE INV SVCS A/C 1255-9555 707 2ND AVENUE SOUTH MINNEAPOLIS, MN 55402	CLASS C	1,441.37	5.26%

	APEX CLEARING CORPORATION FBO 742-79551-12 C/O PENSON FINANCIAL SERVICES 1700 PACIFIC AVENUE SUITE 1400 DALLAS, TX 75201	CLASS C	1,431.70	5.23%

	SEI PRIVATE TRUST COC O CHEVY CHASE ID 443 ATTN MUTUAL FUNDS ADMINISTRATOR ONE FREEDOM VALLEY DRIVE OAKS, PA 19456	CLASS I	65,205.48	56.37%

	WELLS FARGO BANK NA FBO HICK SPR MUT FDS1040265648 PO BOX 1533 MINNEAPOLIS, MN 55480	CLASS I	49,480.83	42.77%

	DELAWARE CORPORATE CENTER II 2 RIGHTER PARKWAY WILMINGTON, DE 19803	CLASS Y	15,946.75	52.87%

	LPL FINANCIAL A/C 1000-0005 9785 TOWNE CENTRE DRIVE SAN DIEGO, CA 92121	CLASS Y	1,540.30	5.11%

SMALL CAP VALUE OPPORTUNITIES FUND	TOUCHSTONE ADVISORS INC ATTN CORP ACCOUNTING 303 BROADWAY SUITE 1100 CINCINNATI, OH 45202	CLASS C	164.367	8.59%

	SAXON AND CO FBO 21750734454205 PO BOX 7780-1888 PHILADELPHIA, PA 19182	CLASS I	76,550.79	18.47%

	KEYBANK NA FBO ABINGTON FOUNDATION THE MF CUS20242001067642 PO BOX 94871 CLEVELAND, OH 44101	CLASS I	56,061.33	13.52%

	FBO AIGFSB CUST TTEE FBO BON SECOURS 403B PLAN 2929 ALLEN PKWY STE A6-20 HOUSTON, TX 77019	CLASS Y	300,958.73	8.63%

SMALL COMPANY VALUE FUND	THE FIFTH THIRD BANCORP MASTER PROF SHARING PLAN 11500 OUTLOOK ST OVERLAND PARK, KS 66211	CLASS I	1,198,038.88	77.19%

	TOUCHSTONE MODERATE GROWTH ALLOCATION FUND 303 BROADWAY ST STE 1100 CINCINNATI, OH 45202	CLASS I	175,391.02	11.30%

	TOUCHSTONE GROWTH ALLOCATION FUND 303 BROADWAY ST STE 1100 CINCINNATI, OH 45202	CLASS I	91,308.62	5.88%

	FIFTH THIRD BANK TTEE FBO: 5/3 AGT FOR FORD LEBOUTILLIER A/C # 34-0-7579717 P.O. BOX 3385 CINCINNATI, OH 45263	CLASS Y	20,628.03	6.95%

	FIFTH THIRD BANK TTEE FBO:GEORGE F. LEBOUTILIER A/C #3407505613 P.O. BOX 3385 CINCINNATI, OH 45263	CLASS Y	18,392.47	6.20%

FLEXIBLE INCOME FUND	TOUCHSTONE BALANCED ALLOCATIONFUND 303 BROADWAY ST STE 1100 CINCINNATI, OH 45202	CLASS I	598,426.80	24.63%

	TOUCHSTONE MODERATE GROWTH ALLOCATION FUND 303 BROADWAY ST STE 1100 CINCINNATI, OH 45202	CLASS I	586,287.73	24.13%

	TOUCHSTONE CONSERVATIVE ALLOCATION FUND 303 BROADWAY ST STE 1100 CINCINNATI, OH 45202	CLASS I	476,449.34	19.61%

	SAXON & CO FBO 21750794785002 P.O. BOX 7780-1888 PHILADELPHIA, PA 19182	CLASS I	411,558.76	16.94%

	FIFTH THIRD BANK FBO TR C R SCHMIDLA/C # 01010000077495 P.O. BOX 3385 CINCINNATI, OH 45263	CLASS I	160,390.17	6.60%

	SAXON & CO FBO 21750794782313 P.O. BOX 7780-1888 PHILADELPHIA, PA 19182	CLASS I	150,454.02	6.19%

TAX-FREE MONEY MARKET FUND	EDWARD A STRIKER AND CAROL A STRIKER 9711 BENNINGTON DR CINCINNATI, OH 45241	CLASS A	4,648,600.55	35.14%

	JOSEPH SHERMAN PO BOX 2529 SAN GABRIEL, CA 91778	CLASS A	2,232,366.37	16.88%

	J SHERMAN ACCT 2 PO BOX 2529 SAN GABRIEL, CA 91778	CLASS A	1,811,818.70	13.70%

	JOSEPH SHERMAN DBA WALNUT HILLS CO PO BOX 2529 SAN GABRIEL, CA 91778	CLASS A	1,699,138.00	12.85%

TOTAL RETURN BOND FUND	TOUCHSTONE MODERATE GROWTH ALLOCATION FUND 303 BROADWAY ST STE 1100 CINCINNATI, OH 45202	CLASS I	1,497,517.33	13.69%

	TOUCHSTONE CONSERVATIVE ALLOCATION FUND 303 BROADWAY ST STE 1100 CINCINNATI, OH 45202	CLASS I	1,356,366.08	12.40%

	TOUCHSTONE BALANCED ALLOCATION FUND 303 BROADWAY ST STE 1100 CINCINNATI, OH 45202	CLASS I	1,287,176.93	11.77%

	US BANCORP FBO CITY OF MILW DEF COMP PLAN C/O IPO PORTFOLIO ACCOUNTING P.O. BOX 182029 COLUMBUS, OH 43218	CLASS I	697,578.02	6.38%

	LPL FINANCIAL A/C 1000-0005 9785 TOWNE CENTRE DRIVE SAN DIEGO, CA 92121	CLASS Y	366,675.69	12.11%

	ING LIFE INSURANCE AND ANNUITY COONE ORANGE WAY WINDSOR, CT 06095	CLASS Y	297,241.89	9.81%

	UNITED NEIGHBORHOOD HOUSES OF NEW YORK 70 WEST 36TH STREET NEW YORK, NY 10018	CLASS Y	223,743.14	7.39%

SMALL CAP GROWTH FUND	TOUCHSTONE MODERATE GROWTH ALLOCATION FUND 303 BROADWAY ST STE 1100 CINCINNATI, OH 45202	CLASS I	590,161.62	45.58%

	TOUCHSTONE GROWTH ALLOCATION FUND 303 BROADWAY ST STE 1100 CINCINNATI, OH 45202	CLASS I	462,002.67	35.68%

	TOUCHSTONE BALANCED ALLOCATIONFUND 303 BROADWAY ST STE 1100 CINCINNATI, OH 45202	CLASS I	242,203.54	18.70%

TVST CORE BOND FUND	WESTERN & SOUTHERN LIFE INS COMP SEPARATE ACCT A MAIL STATION 80 400 BROADWAY CINCINNATI, OH 45202	CLASS I	2,661,163.72	57.31%

	COLUMBUS LIFE INSURANCE COMPANY SEPARATE ACCOUNT 1 MAIL STATION 80 400 BROADWAY CINCINNATI, OH 45202	CLASS I	248,563.71	5.35%

TVST HIGH YIELD FUND	WESTERN-SOUTHERN LIFE ASSURANCE CO SEPARATE ACCT 1 MAILSTATION 80 400 BROADWAY CINCINNATI, OH 45202	CLASS I	381,298.04	13.65%

	COLUMBUS LIFE INSURANCE COMPANY SEPARATE ACCOUNT 1 MAILSTATION 80 400 BROADWAY CINCINNATI, OH 45202	CLASS I	335,425.91	12.01%

TVST LARGE CAP CORE EQUITY FUND	COLUMBUS LIFE INSURANCE COMPANY SEPARATE ACCOUNT 1 MAILSTATION 80 400 BROADWAY CINCINNATI, OH 45202	CLASS I	529,228.24	15.40%

	WESTERN-SOUTHERN LIFE ASSURANCE COSEPARATE ACCT 1 MAILSTATION 80 400 BROADWAY CINCINNATI, OH 45202	CLASS I	368,747.42	10.73%

TVST MID CAP GROWTH FUND	WESTERN-SOUTHERN LIFE ASSURANCE CO SEPARATE ACCT 1 MAILSTATION 80 400 BROADWAY CINCINNATI, OH 45202	CLASS I	402,724.33	27.51%

	COLUMBUS LIFE INSURANCE COMPANY SEPARATE ACCOUNT 1 MAILSTATION 80 400 BROADWAY CINCINNATI, OH 45202	CLASS I	101,774.89	6.95%

TVST MODERATE ETF FUND	WESTERN-SOUTHERN LIFE ASSURANCE CO SEPARATE ACCT 1 MAILSTATION 80 400 BROADWAY CINCINNATI, OH 45202	CLASS I	234,747.26	7.64%

TVST MONEY MARKET FUND	WESTERN-SOUTHERN LIFE ASSURANCE CO SEPARATE ACCT 1 MAILSTATION 80 400 BROADWAY CINCINNATI, OH 45202	CLASS I	2,663,300.37	6.58%

ULTRA SHORT DURATION FIXED INCOME FUND	TOUCHSTONE CONSERVATIVE ALLOCATION FUND 303 BROADWAY ST STE 1100 CINCINNATI, OH 45202	CLASS I	1,570,274.79	25.05%

	TOUCHSTONE BALANCED ALLOCATION FUND 303 BROADWAY ST STE 1100 CINCINNATI, OH 45202	CLASS I	1,385,924.00	22.11%

	TOUCHSTONE MODERATE GROWTH ALLOCATION FUND 303 BROADWAY ST STE 1100 CINCINNATI, OH 45202	CLASS I	890,022.48	14.20%

	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY, NJ 07399	CLASS I	842,821.32	13.45%

	TOUCHSTONE GROWTH ALLOCATION FUND 303 BROADWAY ST STE 1100 CINCINNATI, OH 45202	CLASS I	533,242.15	8.51%

VALUE FUND	NOBLE ENERGY PRODUCTION DCP FOR SE PO BOX 52129 PHOENIX, AZ 85072	CLASS A	1,228,805.00	18.27%

	THE FIFTH THIRD BANCORP MASTER PROF SHARING PLAN 11500 OUTLOOK ST OVERLAND PARK, KS 66211	CLASS I	6,633,708.25	35.16%

	TOUCHSTONE MODERATE GROWTHALLOCATION FUND 303 BROADWAY ST STE 1100 CINCINNATI, OH 45202	CLASS I	1,579,428.82	8.37%

	TOUCHSTONE BALANCED ALLOCATION FUND 303 BROADWAY ST STE 1100 CINCINNATI, OH 45202	CLASS I	1,247,501.88	6.61%

As of the Record Date, the Trustees and Officers of the Trusts as a group owned beneficially less than 1% of the outstanding shares of each Trust and of each Fund.

INVESTMENT ADVISOR AND OTHER SERVICE PROVIDERS

Touchstone Advisors, Inc., (the “Advisor”) located at 303 Broadway, Suite 1100, Cincinnati, Ohio 45202, serves as the investment advisor to all the Trusts.

Touchstone Securities, Inc. (the “Distributor”) serves as the principal underwriter of the shares of the Trusts. The address of Touchstone Securities is 303 Broadway, Suite 1100, Cincinnati, Ohio 45202.

Both the Advisor and the Distributor are wholly-owned subsidiaries of IFS Financial Services, Inc., which is a wholly owned subsidiary of Western-Southern Life Assurance Company (“WSLAC”). The address of WSLAC is 400 Broadway, Cincinnati, Ohio 45202. WSLAC is a wholly-owned subsidiary of The Western & Southern Life Insurance Company, a stock life insurance company originally organized under the laws of the State of Ohio on February 23, 1888 (“WSLIC”). WSLIC is wholly-owned by an Ohio-domiciled intermediate holding company, Western & Southern Financial Group, Inc., which is wholly owned by an Ohio-domiciled mutual insurance holding company, Western & Southern Mutual Holding Company. WSLAC is in the business of issuing insurance and annuity contracts.

The following officers of the Trusts hold positions with the Advisor and the Distributor.

Name	Position with the Trusts	Position Held with the Advisor or Distributor
Jill T. McGruder	Trustee and President	Chief Executive Officer of the Advisor and Distributor.
Steven M. Graziano	Vice President	President of the Advisor and Distributor.
Timothy D. Paulin	Vice President	Senior Vice President of the Advisor.
Michael R. Moser	Chief Compliance Officer	Chief Compliance Officer of the Advisor and Distributor.
Terrie A. Wiedenheft	Controller and Treasurer	Chief Financial Officer of the Advisor and Distributor.

The Advisor serves as the administrator for the Trusts. BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”), 4400 Computer Drive, Westborough, MA 01581, serves as the sub-administrator, fund accountant, and transfer agent for the Trusts. Brown Brothers Harriman & Co. (“BBH”), 40 Water Street, Boston, MA 02109, serves as the Trusts’ custodian. Pepper Hamilton LLP, 3000 Two Logan Square, 18th and Arch Streets, Philadelphia, PA 19103, serves as counsel to the Trusts.

CERTAIN VOTING MATTERS FOR TVST

Shares of the TVST Funds may be purchased by separate accounts of insurance companies, including affiliated companies of TVST, such as WSLAC, Columbus Life Insurance Company (“Columbus”) and Integrity Life Insurance Company (“Integrity”), for the purpose of funding variable annuity and variable life insurance contracts. Pursuant to an order of exemption from the Securities and Exchange Commission shares of the Funds also may be purchased by separate accounts of unaffiliated life insurance companies, qualified pension and retirement plans outside the separate account context and the Advisor (including its affiliates) and affiliated and unaffiliated investment managers (including their affiliates) retained by the Advisor. WSLAC, Columbus, Integrity and other affiliated and unaffiliated insurance companies permitted, through separate accounts, to purchase shares of the Funds will be referred to collectively as the “Participating Insurance Companies” and individually, as the context requires as a “Participating Insurance Company”.

Instructions from Contract Owners

Contract owners (collectively, the “Contract Owners”) who select a TVST Fund for investment under a contract offered through a separate account of a Participating Insurance Company do not invest directly in, or hold shares of, the TVST Fund. The Participating Insurance Companies, on behalf of their respective separate accounts, are the shareholders of the TVST Fund and, as the legal owner of the TVST Fund’s shares, have sole voting and investment power with respect to the shares. The Participating Insurance Companies generally will pass through any voting rights to Contract Owners. Each Contract Owner, therefore, has the right to instruct the Participating Insurance Company how to vote the Contract Owner’s interest with respect to the Proposal. Participating Insurance Companies will vote the shares of a TVST Fund held in the name of each of their respective separate accounts as directed by the relevant Contract Owners.

The number of shares for which a Contract Owner may provide voting instructions is calculated by determining, for the TVST Fund’s sub-account in each applicable separate account, the percentage that represents a Contract Owner’s investment in the sub-account, and applying this percentage to the total number of TVST Fund shares that the sub-account owns.

In the event that any Contract Owner investing in a TVST Fund through a separate account fails to provide a Participating Insurance Company with voting instructions, the Participating Insurance Company will vote the shares attributable to each Contract Owner for, against or abstaining, in the same proportions as the shares for which instructions have been received from other Contract Owners investing through the Participating Insurance

Company’s separate account. Shares of a TVST Fund owned by Participating Insurance Companies also will be voted in the same proportion as the share for which instructions have been received from Contract Owners investing through the respective separate accounts of these Participating Insurance Companies.

Under certain group contracts, participants in the group may be entitled to provide voting instructions. A participant entitled to provide voting instructions will be referred to as a “Voting Participant.”

Any Contract Owner or Voting Participant authorizing a Participating Insurance Company to vote shares attributable to that Contract Owner or Voting Participant has the power to revoke this authorization (1) by executing and sending a superseding authorization card to the Participating Insurance Company (at the address provided by the Participating Insurance Company) or (2) by sending a notice of revocation to the Participating Insurance Company (at the address provided by the Participating Insurance Company). The superseding authorization card or notice of revocation must be received by the Participating Insurance Company on or before August 2, 2013.

Quorum

The presence in person or by proxy of TVST’s shareholders entitled to cast a majority in number of votes is necessary to constitute a quorum for the transaction of business. Because WSLAC and its affiliates are the legal owners of a majority of TVST’s shares, there will be a quorum at the special meeting regardless of how many Contract Owners direct WSLAC to vote on the Proposal. If there are insufficient votes to approve a Proposal, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit additional time for the solicitation of proxies, in accordance with applicable law. Adjourned meetings must be held within a reasonable time after the date originally set for the special meeting. Solicitation of votes may continue to be made without any obligation to provide any additional notice of the adjournment. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Proposal and will vote against any such adjournment those proxies to be voted against the Proposal.

OTHER BUSINESS

The Board knows of no other business to be brought before the Special Meeting. If other business should properly come before the meeting, the proxy holders will vote thereon in their discretion.

PLEASE COMPLETE THE ACCOMPANYING PROXY CARD(S) AND RETURN THE CARD(S) BY AUGUST 2, 2013 IN THE ENCLOSED SELF-ADDRESSED, POSTAGE-PAID ENVELOPE.

By order of the Board of Trustees

Elizabeth R. Freeman, Secretary

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Touchstone Trusts in validating your vote if you fail to sign your proxy card properly.

1.                                      Individual Accounts:  Sign your name exactly as it appears in the registration on the proxy card.

2.                                      Joint Accounts:  Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3.                                      All Other Accounts:  The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration.  For example:

Registration	Valid Signature

Corporate Accounts

(1) ABC Corp.	ABC Corp.

(2) ABC Corp.	John Doe, Treasurer

(3) ABC Corp. c/o John Doe, Treasurer	John Doe

(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Accounts

(1) ABC Trust	Jane B. Doe, Trustee

(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts

(1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith

(2) Estate of John B. Smith	John B. Smith, Jr., Executor

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!
PLEASE SIGN, DATE AND RETURN YOUR VOTING
INSTRUCTIONS TODAY!

Your Proxy Vote is important!

Appendix A

Amended May 16, 2002

Amended November 19, 2003

Amended May 16, 2007

Amended May 17, 2012

TOUCHSTONE FUNDS GROUP TRUST

TOUCHSTONE INVESTMENT TRUST

TOUCHSTONE TAX-FREE TRUST

TOUCHSTONE STRATEGIC TRUST

TOUCHSTONE VARIABLE SERIES TRUST

TOUCHSTONE INSTITUTIONAL FUNDS TRUST

GOVERNANCE COMMITTEE CHARTER

ESTABLISHMENT AND PURPOSE

The Boards of Trustees (the “Boards”) of Touchstone Funds Group Trust, Touchstone Investment Trust, Touchstone Strategic Trust, Touchstone Tax-Free Trust, Touchstone Variable Series Trust and Touchstone Institutional Funds Trust (the “Trusts”), on behalf of their various series (the “Funds”), hereby establishes the Governance Committees (the “Committees”). The primary purposes of the Committees are (1) to oversee the policies, practices and internal controls with respect to the valuation of the securities held by each Fund; (2) to assist the Boards in monitoring (i) the Funds’ compliance with legal and regulatory matters; (ii) the performance of the Funds’ Chief Compliance Officer (“CCO”); and (iii) the cooperation of Touchstone Advisors, Inc. (the “Advisor”), sub-advisors and service providers with the CCO, including the requirement of regular reports of the CCO to the Committee and, as appropriate, the Boards; and (3) to recommend candidates to fill vacancies for disinterested Trustee positions on the Boards.

COMPOSITION

The Committees shall be composed of two or more of the disinterested Trustees of the Boards. Unless a Chairman is designated by the Boards, the Committees may elect a chairman (the “Chairman”). The Chairman will preside over the Committees’ meetings.

MEETINGS

The Committees may (a) provide for stated meetings of the Committees, (b) specify the manner of calling and notice required for special meetings of the Committees, (c) specify the number of members of the Committees required to constitute a quorum and the number of members of a Committee required to exercise specified powers delegated to such Committee, (d) authorize the making of decisions to exercise specified powers by written assent to the requisite number of members of the Committees without a meeting, and (e) authorize the members of the Committees to meet by means of a telephone conference circuit. Unless the Committees so provide, the Committee shall be governed by the same rules as the Boards.

The Committees will meet on a regular basis, but not less frequently than quarterly. The Chairman will establish an agenda for each meeting. Special meetings shall be called as circumstances require. The Chairman of the Committees may invite Trust officers and other interested parties to participate in meetings. The Committees, in their discretion, may meet in executive session outside the presence of Trust officers and other parties.

A majority of the Committees’ members will constitute a quorum. At any meeting of the Committees, the decision of a majority of the members present and voting will be determinative as to any matter submitted to a vote.

REPORTING

The Committees’ will report to the Boards on the result of Committee reviews and make such recommendations as deemed appropriate. The Committees will keep minutes of its meetings, which will be available to the Boards for their review.

AMENDMENTS

The Committees shall review this Charter at least annually and recommend any changes to the Boards.

DUTIES, POWERS AND RESPONSIBILITIES

A.            Specific Duties and Responsibilities of the Committees

The Committees shall have the following specific duties and responsibilities:

•                  The Committees will oversee the actions of the investment advisor and sub-advisors and the Trusts’ pricing agent with respect to valuation of securities, including review and approval of determinations of the market value of particular securities when market quotations are not readily available, or under emergency or unusual situations.

•                  The Committees will review compliance with the Trusts’ Brokerage and Soft Dollar Policies and Procedures and the brokerage and soft dollar policies of each sub-advisor, to ensure compliance with applicable law and will recommend any changes to such policies and procedures as it determines are appropriate.

•                  The Committees will review compliance with the Trusts’ Procedures for Determining Liquidity or Illiquidity of Certain Restricted Securities Exempt from Registration under the Securities Act of 1933 and will recommend any changes to such procedures as it determines are appropriate.

•                  The Committees will review the operations of the Funds to ensure that each Fund has segregated an appropriate amount of liquid assets with respect to “senior security” transactions that might result in leverage (including, for example, futures transactions and when-issued transactions).

•                  The Committees will review compliance with the Trusts’ Amortized Cost Rule 2a-7 Procedures and will recommend any changes to such procedures as it determines are appropriate.

•                  The Committees will endeavor to assure the quality and objectivity of the valuation of the Funds’ securities, and act as a liaison between the Boards and the investment advisor and relevant sub-advisors, and periodically will report to the Boards. In performing its duties, the Committees shall have unrestricted access to the Funds’ independent auditors, administrator, pricing agent, investment advisor and sub-advisors, as well as the officers of the Trusts.

•                  The Committees may delegate to the Trusts’ pricing agent, investment adviser or appropriate sub-advisors all routine matters regarding valuation of securities.

•                  The Committees will review with Trust management, the investment advisor and, if applicable,

any appropriate sub-advisor (1) any compliance matter brought to the attention of the Committees; and (2) any comments or matters brought to management’s attention by the staff of the Securities and Exchange Commission.

•                  The Committees will develop procedures for identifying and recruiting potential candidates for Board membership.

•                  The Committees will develop a list of qualifications, experience, abilities and skills that are necessary for an individual to possess in order to be considered for a position on the Board as a trustee who is not an interested person of the Trusts within the meaning of Section 2(a)(19) of the Investment Company Act of 1940 (a “disinterested Trustee”).

•                  The Committees will recruit and screen individuals who possess the qualifications, experience, abilities and skills necessary to execute the responsibilities of a disinterested Trustee.

•                  The Committees will recommend candidates to the Boards to fill vacancies for disinterested Trustee positions on the Boards.

•                  The Committee will evaluate the performance of the Board (and, in particular, the disinterested Trustees) as a whole, at least annually with a view towards enhancing its effectiveness.

•                  The Committee will review periodically Board governance practices, procedures and operations, taking into account industry “best practices,” and recommend any appropriate changes to the Board.

•                  The Committee will consider and recommend opportunities for continuing Board member education and new Board member orientation.

•                  The Committee will assist the Board in defining and clarifying Board responsibilities.

•                  The Committee will review and make recommendations about the organization of Board meetings, including the frequency, timing and agendas of the meetings.

B.            General Powers of the Committees

The Committees shall have the following general powers:

•                  The Committee shall have the resources and authority appropriate to discharge their responsibilities, including authority to utilize disinterested Trustees’ counsel and to retain other experts at the expense of the Funds.  Any action taken by the Committee shall be reported to the Boards at the next Board meeting following such action.

•                  The Committee may form and delegate authority to subcommittee of one or more members when appropriate.  Any subcommittee shall be subject to this Charter.  The decisions of any subcommittee to which authority is delegated under this paragraph shall be presented to the full Committees at their next regularly scheduled meeting.

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.

2) Go to website www.proxyvote.com

3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.

2) Call 1-800-690-6903

3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.

2) Check the appropriate boxes on the proxy card below.

3) Sign and date the proxy card.

4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M60893-S06532	KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote FOR the following:		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the name(s) of the nominee(s) on the line below.

1. Election of Directors		☐	☐	☐

Nominees:

01) Jill T. McGruder 02) Susan J. Hickenlooper 03) Phillip R. Cox	04) William C. Gale 05) Kevin A. Robie 06) Edward J. VonderBrink

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date			Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Proxy Statement is available at www.proxyvote.com.

__ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __

M60894-S06532

TOUCHSTONE TRUSTS

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned shareholder of the Touchstone Trusts hereby appoints Bo James Howell and Michael R. Moser, and each of them, the proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of the fund standing in the name of the undersigned at the close of business on May 24, 2013 at a Special Meeting of Shareholders to be held at the office of the Touchstone Trusts, 303 Broadway, Suite 1100, Cincinnati, OH 45202 on August 2, 2013, and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Proxy Statement for the meeting.

PLEASE SIGN AND DATE ON THE REVERSE SIDE